As filed with the Securities and Exchange Commission on October 28, 2009
Securities Act File No. 033-38074
Investment Company Act No. 811-6260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933

Post-effective Amendment No. 48	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-effective Amendment No. 46	☑
(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-888-220-8888
Copies of Communications to:

Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)

☑	on October 28, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of rule 485

Prospectus
October 28, 2009
Tactical Allocation Funds

Quaker Global Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Funds involve investment risk, including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Funds offered by Quaker® Investment Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand, we have divided it into five sections. Each section is organized to help you quickly identify the information you are looking for.

The first two sections, Risk and Return Summary and Non-Principal Investment Strategies and Risks, describe each Fund’s investment objective, investment strategies and policies, performance of each Fund in previous years, investment risks and the likely costs of investing in each Fund. In particular, these sections tell you four important things about each Fund you should know before you invest:

•	Each Fund’s investment objective — what each Fund is trying to achieve.

•	Each Fund’s principal and non-principal investment strategies — how each Fund tries to meet its investment objective.

•	The investment selection process used by each Fund — how each Fund chooses its primary investments.

•	Risks you should be aware of — the principal and non-principal risks of investing in each Fund.

The other three sections of the Prospectus — Management of the Funds, Shareholder Information, and Financial Highlights — provide you with detailed information about how each Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about the Funds.

Overview

This combined prospectus (“Prospectus”) describes four separate series (each a “Fund” and collectively, the “Funds”) of the Quaker Investment Trust (the “Trust”), an open-end management investment company. Each Fund’s assets are managed according to its own investment objectives, strategies and goals.

The Multi-Adviser Approach

Each Fund has its own distinct investment objectives, strategies and risks. The Funds’ investment adviser, Quaker Funds, Inc. (the “Adviser”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with each Fund’s investment objectives and style. The potential risks and returns of each Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Adviser oversees each Fund’s sub-adviser and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of each Fund without shareholder approval. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Quaker Long-Short Tactical Allocation Fund (“Long-Short Fund”) is classified as non-diversified, while the other Funds are classified as diversified for purposes of federal mutual fund regulation. The Long-Short Fund may invest a greater portion of its assets in the securities of one issuer or in a relatively few companies compared to diversified funds. All Funds maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law.

Table of Contents

I. RISK AND RETURN SUMMARY	2

Quaker Global Tactical Allocation Fund	2
Quaker Long-Short Tactical Allocation Fund	6
Quaker Small-Cap Growth Tactical Allocation Fund	11
Quaker Strategic Growth Fund	14

II. NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS	18

III. MANAGEMENT OF THE FUNDS	20

IV. SHAREHOLDER INFORMATION	22

Calculating Share Price	22
Fair Valuation	22
Choosing the Appropriate Share Class	23
How to Buy Shares	25
How to Sell Shares	27
How to Exchange Shares	28
Account Services	29
Dividends and Tax Matters	29
Release of Portfolio Information	30

V. FINANCIAL HIGHLIGHTS	32

I.	Risk and Return Summary

Tactical Allocation Funds

Quaker Global Tactical Allocation Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund:

•	Invests its assets in common stocks of U.S. companies and common stocks and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository). Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies;

•	Invests its assets in equity securities of companies that the Fund’s sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth. The Fund’s sub-adviser seeks to identify such companies by using a “bottom up” approach, i.e., by focusing on individual companies rather than on short-term movements in broad economic factors, such as interest rates or commodity prices. This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally. The sub-adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically;

•	May invest without limit in companies located in developing or emerging markets;

•	Invests up to 20% of its total assets in “special situation” securities when the Fund’s sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments;

•	Employs an aggressive strategy of portfolio trading to respond to changes in the marketplace;

•	Utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss; and

•	Considers, when selecting countries in which the Fund will invest, such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small- and medium-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

The prices of foreign securities in which the Fund invests may be further affected by other factors, including:

•	Political and Economic Conditions Risk. The value of the Fund’s foreign investments may be adversely affected by

2  QUAKER INVESTMENT TRUST PROSPECTUS

political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•	Regulatory Environment Risk. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

•	Securities Market Risks. The securities markets of many foreign countries are significantly smaller than U.S. securities markets. As a result, the securities of many foreign companies may be less liquid and their prices more volatile than those of U.S. companies.

•	Liquidity Risk. Liquidity risk is the risk that the Fund’s investments cannot be readily sold within seven days at approximately the price at which they have been valued. The Fund will not invest more than 15% of its net assets in illiquid securities.

These factors may affect the prices of securities issued by companies located in developing countries more than those in countries with mature economies. For example, in the past, many developing countries have experienced high rates of inflation or have sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in the settlement process.

In addition to the foregoing, the Fund is also subject to the following risks:

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risk. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Special Situation Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or the aggregate value of such investment is not greater than 20% of the Fund’s total assets (valued at the time of investment).

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  3

I.	Risk and Return Summary

•	Mid-Cap and Small-Cap Stock Risks. The Fund may invest in small-capitalization (generally less than 50%) and mid-capitalization companies (generally up to 100%). These companies also often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices have greater volatility than large company securities.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

4  QUAKER INVESTMENT TRUST PROSPECTUS

Tactical Allocation Funds

Quaker Global Tactical Allocation Fund

PAST PERFORMANCE AND EXPENSES

Because the Fund is a new fund and does not have a full calendar year of performance, no performance information has been included.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.25%	1.25%		1.25%

Distribution (12b-1) Fees	0.25%	1.00%	(3)	NONE

Other Expenses	0.88%	0.88%		0.88%

Total Fund Operating Expenses	2.38%	3.13%		2.13%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, DG Capital Management, Inc.

(3)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Global Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$778	$1,252	$1,751	$3,117

Class C	$316	$966	$1,640	$3,439

Institutional Class	$216	$667	$1,144	$2,462

If you do not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$778	$1,252	$1,751	$3,117

Class C	$316	$966	$1,640	$3,439

Institutional Class	$216	$667	$1,144	$2,462

FOR MORE INFORMATION PLEASE CALL 800-220-8888  5

I. Risk and Return Summary

Tactical Allocation Funds

Quaker Long-Short Tactical Allocation Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund:

•	Invests in equity securities and engages in short selling of equity securities as a hedge against adverse market conditions.

•	Allocates the Fund’s portfolio among equity asset and style classes and between securities it holds long and sells short, based on the sub-adviser’s assessment of overall market direction. When the Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g., retail, consumer staples, technology) and within those sectors, specific styles (e.g., small-capitalization value, large-capitalization growth) that the sub-adviser’s proprietary sector and style models indicate have the greatest potential for upward price movement. The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum;

•	May also take long and short positions in exchange-traded funds (“ETFs”) such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ). The Fund will use these instruments to increase exposure to sectors the sub-adviser’s model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the sub-adviser’s model indicates have the greatest potential for downward price movement;

•	Utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 50% of the Fund’s net assets; and

•	Employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. companies and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

The prices of securities in which the Fund invests may be further affected by other factors, including:

•	Smaller Company Risk. To the extent the Fund invests in small-capitalization companies, the Fund will be subject to additional risks. These include:

1.	The earnings and prospects of smaller companies are more volatile than larger companies.

2.	Smaller companies may experience higher failure rates than do larger companies.

3.	The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

4.	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•	Style Risk. To the extent the Fund invests in a particular style, such as small-capitalization growth or large- capitalization value, the Fund may be subject to additional risks. If the sub-adviser’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect, the security’s price may decrease in value. For example, if the Fund invests in a style that emphasizes value stocks, the market may not agree with the sub-adviser’s determination that a security is undervalued, and the security’s price may not increase to what the adviser believes is its full value and may even decrease in value.

•	Sector Risk. The Fund may at any point be over-weighted or under-weighted in a particular sector as compared to the Fund’s benchmark index. As a result, adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.

6  QUAKER INVESTMENT TRUST PROSPECTUS

In addition to the foregoing, the Fund is also subject to the following risks:

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individuals securities held by the Fund.

•	Common Stock Risk. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The strategy used by the sub-adviser may entail more risk than other stock funds.

•	Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•	Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•	Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Positions in shorted securities are speculative and more risky than long positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Higher Expenses. The Fund will indirectly bear its proportionate share of any fees and expenses paid by ETFs in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	Portfolio Turnover Risk. The Fund’s sub-adviser engages in aggressive portfolio trading. Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is a non-diversified fund, which means that the Fund may take a larger position in a smaller number of companies than a diversified fund. Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion of its total assets in that security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced effect on the Fund than if the Fund’s investments were more widely distributed.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing, short-selling, and active trading.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  7

I. Risk and Return Summary

Tactical Allocation Funds

Quaker Long-Short Tactical Allocation Fund

PAST PERFORMANCE AND EXPENSES(1)

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

 Annual Total Returns — Class A Shares as of December 31(2)

The Fund’s Cumulative Year-to-Date Return through September 30, 2009 was (5.48)%

Highest and Lowest Returns
Highest Performing Quarter:	34.90% in 2nd quarter of 2003
Lowest Performing Quarter:	(14.91)% in 3rd quarter of 2008

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns in the table below include any applicable sales charges and assumes reinvestment of dividends and capital gains.

 Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Life-of-Class(3)

Class A Return Before Taxes(4)	(23.45)%	(0.73)%	6.67%

Class A Return After Taxes on Distributions(5)	(23.45)%	(1.94)%	3.94%

Class A Return After Taxes on Distributions and Sale of Fund’s Shares(5)	(15.24)%	(1.27)%	4.22%

Class C Return Before Taxes	N/A	N/A	N/A

Institutional Class Return Before Taxes	N/A	N/A	N/A

S&P 500® Total Return Index(6) (reflects no deduction for fees, expenses, or taxes)	(37.00)%	(2.19)%	2.39%

(1)	Performance information prior to June 15, 2009 represents that of the Top Flight Long-Short Fund (the “Top Flight Fund”), a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies, and policies substantially similar to those of the Top Flight Fund, which was advised by the Fund’s sub-adviser, Rock Canyon Advisory Group, Inc. For more information on the sub-adviser, please see the section entitled “MANAGEMENT OF THE FUND.”

8  QUAKER INVESTMENT TRUST PROSPECTUS

(2)	Since each of the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Fund expenses have changed and future performance may be affected by the imposition of a Rule 12b-1 fee. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(3)	The inception date for Class A of the Fund was December 31, 2002. The inception date for Class C and Institutional Class Shares of the Fund was June 15, 2009.

(4)	All Fund performance assumes reinvestment of dividends and capital gains, and reflects all applicable sales charges.

(5)	After-tax returns are shown for only one class and after tax returns for other classes will vary. Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(6)	The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)		Class A	Class C		Institutional Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)		5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)		NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

Management Fees(3)		1.70%	1.70%		1.70%

Distribution (12b-1) Fees		0.25%	1.00%	(4)	NONE

Dividend Expense on Securities Sold Short	0.22%

Other Operating Expenses	0.80%

Other Expenses(5)		1.02%	1.02%		1.02%

Acquired Fund Fee Expenses(6)		0.02%	0.02%		0.02%

Total Fund Operating Expenses(7)		2.99%	3.74%		2.74%

(1)	The Class A Shares front-end sales load was waived for all shareholders of the Top Flight Fund who received Fund shares in connection with the Reorganization and will be waived for any future purchases of Class A Shares of the Fund made by shareholders of the Top Flight Fund, including reinvested dividends. Please see the section entitled “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	The information in the table has been restated to reflect fees and estimated expenses for the Fund’s first full fiscal year, rather than to reflect prior expenses applicable to the Top Flight Fund.

(3)	Management fees include a subadvisory fee of 1.20% paid to the Fund’s sub-adviser, Rock Canyon.

(4)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(6)	Acquired fund fees and expenses are expenses incurred indirectly by the Fund as a result of its investment in other mutual funds.

(7)	The ratios of total fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Long-Short Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$835	$1,424	$2,035	$3,676

Class C	$376	$1,143	$1,930	$3,984

Institutional Class	$277	$850	$1,450	$3,070

FOR MORE INFORMATION PLEASE CALL 800-220-8888  9

I. Risk and Return Summary

If you do not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$835	$1,424	$2,035	$3,676

Class C	$376	$1,143	$1,930	$3,984

Institutional Class	$277	$850	$1,450	$3,070

10  QUAKER INVESTMENT TRUST PROSPECTUS

Tactical Allocation Funds

Quaker Small-Cap Growth Tactical Allocation Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund:

•	Normally invests at least 80% of the Fund’s total assets in common stocks, ETFs, ADRs and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index. The market capitalization of companies in the Russell 2000® Growth Index ranged from $3.2 million to $3 billion as of September 30, 2009. The capitalization range of companies in the Russell 2000® Growth Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security;

•	Invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Fund’s sub-adviser believes show a high probability of superior prospects for above average growth. The sub-adviser chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. In particular, under this “bottom up” approach, the sub-adviser analyzes various factors such as capitalization/liquidity ratios, growth ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios; and

•	Utilizes a strategy of short selling securities, including ETFs, to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a

FOR MORE INFORMATION PLEASE CALL 800-220-8888  11

I. Risk and Return Summary

company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (generally less than $3.3 billion). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

•	Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When the Fund engages in short selling, it may sell a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

•	Currency Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

12  QUAKER INVESTMENT TRUST PROSPECTUS

Tactical Allocation Funds

Quaker Small-Cap Growth Tactical Allocation Fund

PAST PERFORMANCE AND EXPENSES

Because the Fund is a new fund and does not have a full calendar year of performance, no performance information has been included.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.00%	1.00%		1.00%

Distribution (12b-1) Fees	0.25%	1.00%	(3)	NONE

Other Expenses	1.34%	1.34%		1.34%

Total Fund Operating Expenses	2.59%	3.34%		2.34%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.50% paid to the Fund’s sub-adviser, Century Management, Inc.

(3)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Growth Tactical Allocation Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$798	$1,311	$1,850	$3,314

Class C	$337	$1,027	$1,741	$3,631

Institutional Class	$237	$730	$1,250	$2,676

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$798	$1,311	$1,850	$3,314

Class C	$337	$1,027	$1,741	$3,631

Institutional Class	$237	$730	$1,250	$2,676

FOR MORE INFORMATION PLEASE CALL 800-220-8888  13

I. Risk and Return Summary

Tactical Allocation Funds

Quaker Strategic Growth Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

Principal Investment Strategy

The Fund:

•	Normally invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

•	Invests its assets in equity securities of companies which the Fund’s sub-adviser believes show a high probability for superior growth;

•	Invests up to 25% of its total assets in “special situation” securities when the Fund’s sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies;

•	May invest up to 25% of its net assets in foreign securities, including ADRs. (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository);

•	Employs an aggressive strategy of portfolio trading to respond to changes in the marketplace;

•	Seeks a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability;

•	Utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed. At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

14  QUAKER INVESTMENT TRUST PROSPECTUS

•	Special Situation Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•	Mid-Cap Stock Risk. The Fund may invest in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation and who can tolerate the risks involved with stock investing.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  15

I.	Risk and Return Summary

Tactical Allocation Funds

Quaker Strategic Growth Fund

PAST PERFORMANCE AND EXPENSES

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

 Annual Total Returns — Class A Shares as of December 31(1)

The Fund’s Cumulative Year-to-Date Return through September 30, 2009 was 13.18%

Highest and Lowest Returns
Highest Performing Quarter:	35.82% in 4th quarter of 1999
Lowest Performing Quarter:	(30.69)% in 3rd quarter of 2008

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for Class A, Class C and Institutional Class Shares before taxes, compared to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns, in the table below, include any applicable sales charges.

 Average Annual Total Returns as of December 31, 2008

				10 Years/
	1 Year		5 Years	Life-of-Class(2)

Class A Return Before Taxes(3)	(48.96)%		(0.92)%	8.03%

Class A Return After Taxes on Distributions(4)	(50.72)%		(3.04)%	5.23%

Class A Return After Taxes on Distributions and Sale of Fund’s Shares(4)	(31.12)%		(1.28)%	5.67%

Class C Return Before Taxes(3)	(46.82	)%(5)	(0.53)%	(0.81)%

Institutional Class Return Before Taxes	(45.82)%		0.48%	0.02%

S&P 500® Total Return Index(6) (reflects no deduction for fees, expenses, or taxes)	(37.00)%		(2.19)%	(1.38)%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since each of the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	The inception dates for Class A, Class C and Institutional Class Shares of the Fund were November 25, 1996, July 11, 2000 and July 20, 2000, respectively.

(3)	All Fund performance assumes reinvestment of dividends and capital gains, and reflects all applicable sales charges.

(4)	After-tax returns are shown for only one class and after tax returns for other classes will vary. Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

16  QUAKER INVESTMENT TRUST PROSPECTUS

(5)	Class C Shares purchased prior to July 1, 2008 were subject to a CDSC of 1.00% on shares redeemed within 13-months of purchase, as such, the one-year returns for Class C Shares reflect a 1.00% CDSC.

(6)	The S&P 500® Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.30%	1.30%		1.30%

Distribution (12b-1) Fees	0.25%	1.00%	(3)	NONE

Other Expenses	0.34%	0.34%		0.34%

Total Fund Operating Expenses	1.89%	2.64%		1.64%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% paid to the Fund’s sub-adviser, DG Capital Management, Inc.

(3)	The 12b-1 fee for this Share Class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Strategic Growth Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$731	$1,111	$1,515	$2,640

Class C	$267	$820	$1,400	$2,973

Institutional Class	$167	$517	$892	$1,944

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$731	$1,111	$1,515	$2,640

Class C	$267	$820	$1,400	$2,973

Institutional Class	$167	$517	$892	$1,944

FOR MORE INFORMATION PLEASE CALL 800-220-8888  17

II.	Non-Principal Investment Strategies and Risks

Strategies

In addition to principal strategies listed above, the following are non-principal strategies you should consider.

With respect to the Quaker Global Tactical Allocation Fund, Quaker Small-Cap Growth Tactical Allocation Fund and the Quaker Strategic Growth Fund:

The Funds will limit their short sales so that no more than 25% of these Funds’ net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

With respect to the Quaker Long-Short Tactical Allocation Fund:

In connection with its short sales, the Fund is required to maintain a segregated account with the custodian of cash or liquid assets which will be marked to market daily so that it equals: (i) the current market value of the securities sold short by the Fund; less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account; and

From time to time, as positions inside the Fund are adjusted in accordance with the sub-adviser’s sector, style, and market direction models, the Fund’s market exposure may exceed 100% of the assets of the Fund for very short periods of time while adjustments to the portfolio are being made; however, leverage is not a strategy of the Fund, and the Fund’s market exposure will typically be less than 100% of the assets of the Fund by the close of each business day.

With respect to each of the Funds:

The Funds will not acquire more than 10% of the outstanding voting securities of any one issuer.

No more than 25% of the Funds’ total assets will be invested in any one industry.

The Funds may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date;

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index;

The Funds may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. These Funds may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange. These types of investment companies are commonly known as exchange-traded funds. Market prices of iShares Funds’ shares may be different from their net asset value (“NAV”) per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and sub-advisers.

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

The Funds may lend their portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.

Risks

In addition to the principal risks stated above, the following are non-principal risks you should consider.

With respect to the Quaker Long-Short Tactical Allocation Fund:

•	Foreign Companies Risks. The Fund may invest in foreign companies in the world’s developed and emerging markets by purchasing ADRs and exchange-traded funds. To the extent the Fund invests in ADRs or foreign exchange-traded funds, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the

18  QUAKER INVESTMENT TRUST PROSPECTUS

local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. All of the foreign risks described above are heightened to the extent the Fund invests in securities of emerging foreign markets. There may be greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risk of companies that may be newly organized and small; and less developed legal systems.

With respect to the Quaker Strategic Growth Fund:

•	Small-Cap Risks. Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a small-cap company may be thinly traded.

With respect to each of the Funds:

•	Derivative Instruments Risk. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. A Fund may lose more than its initial investment. If a Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. A Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if a Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that hedging strategies will be successful.

•	iShares Risk. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

•	Securities Lending Risk. If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

•	Temporary Defensive Position Risk. A Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective. When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

Portfolio Turnover

The Funds’ portfolio turnover rates will fluctuate from year to year, and the Funds may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Funds traded their portfolio securities during their last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Funds will normally distribute all of their capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  19

III.	Management of the Funds

Investment Adviser

Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds. Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust. The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of August 31, 2009, the Adviser had approximately $759.4 million in assets under management.

As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Each Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The total advisory and subadvisory fees payable as a percentage of each Fund’s average daily net assets for the fiscal year ended June 30, 2009, are as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets

Quaker Global Tactical Allocation Fund	1.250%

Quaker Long-Short Tactical Allocation Fund	1.700%

Quaker Small-Cap Growth Tactical Allocation Fund	1.000%

Quaker Strategic Growth Fund	1.300%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for each Fund is available in the Funds’ annual report to shareholders for the period ended June 30, 2009. The Fund’s shareholder reports are available on the Trust’s website at www.quakerfunds.com.

Sub-Advisers and Portfolio Managers

The Adviser oversees the Funds’ sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.

The Adviser has entered into separate subadvisory agreements with each sub-adviser and compensates each sub-adviser out of the investment advisory fees it receives from the Funds. Each sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.

The following sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund

DG Capital Management, Inc. (“DG Capital”) located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the sub-adviser to the Quaker Strategic Growth Fund and the Quaker Global Tactical Allocation Fund. DG Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of August 31, 2009, the firm had approximately $1.81 billion of assets under management.

The following individual is primarily responsible for the day-to-day management of both Funds:

Manu Daftary, CFA — Founded DG Capital in 1996 and currently serves as Chairman and Chief Investment Officer. Mr. Daftary has been a manager of both the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund since each Fund’s inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.

Quaker Long-Short Tactical Allocation Fund

Rock Canyon Advisory Group, Inc. (“Rock Canyon”), located at 2989 West Maple Loop #210, Lehi, Utah 84043, serves as the sub-adviser to the Quaker Long-Short Tactical Allocation Fund. Founded in 2002, Rock Canyon is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2009, the firm has approximately $8.6 million of assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Jonathan Ferrell — Mr. Ferrell is the founder, President and Manager of Rock Canyon. He has also been a principal at Lehi Partners LLC since 2003, where he manages a hedge fund. Prior to establishing Rock Canyon, Mr. Ferrell was Director of Research at Paragon Capital Management. He is a graduate of Brigham Young University where he earned both a BA in Near Eastern Studies and an MBA.

20  QUAKER INVESTMENT TRUST PROSPECTUS

Todd Draney — Mr. Draney is Vice President and Manager of Rock Canyon. He has also been a principal at Lehi Partners LLC since 2003, where he manages a hedge fund. Prior to his involvement with Rock Canyon and Lehi Partners, Mr. Draney was President at Timpanogos Capital Group, Vice President at UAM Investment Services and Senior Advisor at Wasatch Advisors. He is a graduate of Brigham Young University where he earned his BA in Economics and Portuguese and an MBA.

Quaker Small-Cap Growth Tactical Allocation Fund

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing. As of August 31, 2009, the firm had approximately $2.14 billion of assets under management.

The following individual is primarily responsible for the day-to-day management of the Fund:

Stephen W. Shipman, CFA — Mr. Shipman joined Century in 2009 as a Portfolio Manager. Prior to joining Century, from 1997-2009, Mr. Shipman served as Executive Vice President and Director of Research of Bjurman, Barry & Associates.

More about Sub-advisers and Portfolio Managers

The Trust’s Statement of Additional Information provides additional information about the sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and ownership of securities in the applicable Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  21

IV.	Shareholder Information

Calculating Share Price

When you buy shares, you pay the offering price for the shares. The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time). Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.

Fair Valuation

•	Individual Securities. Each Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no

22  QUAKER INVESTMENT TRUST PROSPECTUS

assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Choosing the Appropriate Share Class

Each Fund offers three classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.

The following table shows the share classes that are offered by each Fund:

Comparison of Share Classes

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large intuitional investors

	• With a longer investment horizon	• With shorter investment horizons

• Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Automatic Investment Plan Minimums

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

MINIMUM INVESTMENT FOR INSTITUTIONAL CLASS SHARES IS $1 MILLION*

*	The Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Reduction or Waiver of Front-End Sales Charges

Front-end sales charges may be reduced by:

•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Quaker Global Tactical Allocation Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•	Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Quaker Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  23

IV.	Shareholder Information

You may need to provide your financial services firm or the Funds’ Transfer Agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds’ Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Funds’ Statement of Additional Information or from a broker or financial intermediary through which shares of the Funds are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

Additional information concerning sales load reductions is available in the Trust’s Statement of Additional Information. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

Front-End Sales Charges on Class A Shares for each Fund:

	Sales Charge	Sales Charge
	(as a % of	(as a % of net	Dealer
Amount Invested	offering price)	amount invested)	Re-allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:

•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•	For large orders and purchases by eligible plans. Please see the Statement of Additional Information for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

•	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Statement of Additional Information for details.

You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

Contingent Deferred Sales Charges (“CDSCs”)

Class A Shares are subject to a front-end sales charge at the time of purchase but are not subject to a CDSC on any sale of shares.

Institutional Class Shares are not subject to a CDSC on any sale of shares.

Class C Sales Charge

Class C Shares purchased on or after July 1, 2008, will no longer be subject to a CDSC.

12b-1 Distribution and Service Fees

•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•	Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

Revenue Sharing

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some

24  QUAKER INVESTMENT TRUST PROSPECTUS

circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

Registration of Share Classes

Shares of the Funds have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

How to Buy Shares

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Funds through an automatic investment plan. Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

Purchases through Financial Service Organizations

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Mail

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

FOR MORE INFORMATION PLEASE CALL 800-220-8888  25

IV.	Shareholder Information

For Overnight or Special Delivery:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

26  QUAKER INVESTMENT TRUST PROSPECTUS

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the IRS instructs it to do so.

Frequent/Short-Term Trading or Market Timing

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds. The policies and procedures are described below.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

Preventative Measures

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

How to Sell Shares

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Funds have fair value pricing procedures in place. See the section entitled “Fair Valuation”. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which

FOR MORE INFORMATION PLEASE CALL 800-220-8888  27

IV.	Shareholder Information

Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

To Sell Shares by Mail

By Mail:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemption requests in excess of $25,000.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program. A notary public is not an acceptable signature guarantor.

To Sell Shares by Phone

You may redeem your shares in the Fund(s) by calling the Fund’s Transfer Agent at 800-220-8888 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.

Involuntary Redemptions

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

How to Exchange Shares

Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime

28  QUAKER INVESTMENT TRUST PROSPECTUS

Obligations Fund and Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent at 800-220-8888 or by submitting a written request. A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the names of the Fund(s) to which the exchange will take place.

Account Services

You may select the following account services on your purchase application, or at any time thereafter, in writing.

•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds’ Transfer Agent at 800-220-8888.

Dividends and Tax Matters

Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Dividend.”  Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or

FOR MORE INFORMATION PLEASE CALL 800-220-8888  29

IV.	Shareholder Information

capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Release of Portfolio Information

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available: (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at www.quakerfunds.com.

30  QUAKER INVESTMENT TRUST PROSPECTUS

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year. The financial highlights for the years ended June 30, 2009 and June 30, 2008 have been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report. For the fiscal years prior to June 30, 2009, the Quaker Long-Short Tactical Allocation Fund’s financial statements were audited by another independent registered public accounting firm. For the fiscal years prior to June 30, 2007, the Quaker Strategic Growth Fund’s financial statements were audited by another independent registered public accounting firm.

32  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
		For the Period
		May 1, 2008
	Year	(Commencement
	Ended	of Operations) to
	June 30,	June 30,
	2009	2008
Net asset value, beginning of period	$10.19	$10.00

Income from investment operations
Net investment loss(1)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.77)	0.21

Total from investment operations	(4.82)	0.19

Net asset value, end of period	$5.37	$10.19

Total Return(2)	(47.30)%	1.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$16,380	$27,109
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.38%	2.01	%**
After expense reimbursement and waived fees	2.38%	2.01	%**
Ratio of net investment loss to average net assets	(0.85)%	(1.20	)%**
Portfolio turnover rate	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  33

Financial Highlights

	Class C
		For the Period
		May 1, 2008
	Year	(Commencement
	Ended	of Operations) to
	June 30,	June 30,
	2009	2008
Net asset value, beginning of period	$10.17	$10.00

Income from investment operations
Net investment loss(1)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(4.76)	0.20

Total from investment operations	(4.85)	0.17

Net asset value, end of period	$5.32	$10.17

Total Return(2)	(47.69)%	1.70	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,386	$14,002
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.13%	2.76	%**
After expense reimbursement and waived fees	3.13%	2.76	%**
Ratio of net investment loss to average net assets	(1.60)%	(1.95	)%**
Portfolio turnover rate	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

34  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Period
	July 23, 2008
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.05)
Net realized and unrealized loss on investments	(3.87)

Total from investment operations	(3.92)

Net asset value, end of period	$6.08

Total Return(2)	(39.20	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$226
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.23	%**
After expense reimbursement and waived fees	2.23	%**
Ratio of net investment loss to average net assets	(0.74	)%**
Portfolio turnover rate	760.99	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  35

Financial Highlights

Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	For the Period		Year	Year	Year	Year
	October 1, 2008 to		Ended	Ended	Ended	Ended
	June 30,		September 30,	September 30,	September 30,	September 30,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$9.47		$10.86	$10.66	$12.20	$11.60

Income from investment operations
Net investment loss(1)	(0.28)		(0.26)	(0.27)	(0.21)	(0.26)
Net realized and unrealized gain (loss) on investments	1.09		(1.13)	0.69	0.01	1.41

Total from investment operations	0.81		(1.39)	0.42	(0.20)	1.15

Distributions to shareholders from:
Net realized capital gain	—		—	(0.22)	(1.34)	(0.55)

Total distributions	—		—	(0.22)	(1.34)	(0.55)

Net asset value, end of period	$10.28		$9.47	$10.86	$10.66	$12.20

Total Return(2)	8.55	%†*	(12.80)%	4.07%	(1.97)%	9.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,014		$4,368	$3,669	$12,281	$8,519
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	5.25	%**	4.61%	5.18%	3.44%	3.34%
After expense reimbursement and waived fees	5.25	%**	4.21%	4.42%	3.31%	3.30%
Ratio of net investment loss to average net assets	(3.91	)%**	(2.31)%	(2.54)%	(1.85)%	(2.24)%
Portfolio turnover rate	1546.80	%*	2121.39%	2118.78%	2052.63%	1634.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

36  QUAKER INVESTMENT TRUST PROSPECTUS

	Class C
	For the Period
	June 16, 2009
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.55

Income from investment operations
Net investment income(1)	0.01
Net realized and unrealized gain on investments	(0.28)

Total from investment operations	(0.27)

Net asset value, end of period	$10.28

Total Return(2)	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$133
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	6.00	%**
After expense reimbursement and waived fees	6.00	%**
Ratio of net investment loss to average net assets	(4.66	)%**
Portfolio turnover rate	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  37

Financial Highlights

Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Period
	June 16, 2009
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.55

Income from investment operations
Net investment loss(1)	(0.02)
Net realized and unrealized gain on investments	(0.25)

Total from investment operations	(0.27)

Net asset value, end of period	$10.28

Total Return(2)	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$264
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	5.00	%**
After expense reimbursement and waived fees	5.00	%**
Ratio of net investment loss to average net assets	(3.66	)%**
Portfolio turnover rate	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

38  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	For the Period
	September 30, 2008
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.15)
Net realized and unrealized gain on investments	0.24

Total from investment operations	0.09

Net asset value, end of period	$10.09

Total Return(2)	0.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,728
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.64	%**
After expense reimbursement and waived fees	2.64	%**
Ratio of net investment loss to average net assets	(2.15	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  39

Financial Highlights

	Class C
	For the Period
	September 30, 2008
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.19)
Net realized and unrealized gain on investments	0.23

Total from investment operations	0.04

Net asset value, end of period	$10.04

Total Return(2)	0.40	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,081
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.33	%**
After expense reimbursement and waived fees	3.33	%**
Ratio of net investment loss to average net assets	(2.80	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

40  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the Period
	September 30, 2008
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.12)
Net realized and unrealized gain on investments	0.25

Total from investment operations	0.13

Net asset value, end of period	$10.13

Total Return(2)	1.30	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$721
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.30	%**
After expense reimbursement and waived fees	2.30	%**
Ratio of net investment loss to average net assets	(1.76	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  41

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$28.45	$25.69	$24.12	$22.44	$20.71

Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.09)	0.06	0.05	(0.16)
Net realized and unrealized gain (loss) on investments	(14.08)	5.50	4.07	2.98	2.88

Total from investment operations	(14.15)	5.41	4.13	3.03	2.72

Distributions to shareholders from:
Net investment income	—	—	(0.09)	—	—
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.56)	(1.35)	(0.99)

Net asset value, end of period	$12.33	$28.45	$25.69	$24.12	$22.44

Total Return(2)	(49.61)%	22.22%	18.68%	13.66%	13.36%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$436,015	$1,244,922	$629,531	$901,498	$530,271
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.89%	1.80%	1.90%	1.90%	2.04%
After fees paid indirectly through commission recapture	1.89%	1.80%	1.90%	1.86%	1.99%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.34)%	0.23%	0.20%	(0.73)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

42  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$26.61	$24.36	$23.07	$21.68	$20.18

Income from investment operations
Net investment loss(1)	(0.17)	(0.27)	(0.12)	(0.12)	(0.31)
Net realized and unrealized gain (loss) on investments	(13.16)	5.17	3.88	2.86	2.80

Total from investment operations	(13.33)	4.90	3.76	2.74	2.49

Distributions to shareholders from:
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Net asset value, end of period	$11.31	$26.61	$24.36	$23.07	$21.68

Total Return(2)	(49.99)%	21.29%	17.80%	12.77%	12.55%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$92,152	$213,194	$108,241	$98,224	$66,958
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.64%	2.55%	2.65%	2.65%	2.79%
After fees paid indirectly through commission recapture	2.64%	2.55%	2.65%	2.61%	2.74%
Ratio of net investment loss to average net assets	(1.21)%	(1.09)%	(0.52)%	(0.55)%	(1.48)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  43

Financial Highlights

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$29.03	$26.09	$24.47	$22.70	$20.88

Income from investment operations
Net investment income (loss)(1)	(0.04)	(0.03)	0.12	0.11	(0.10)
Net realized and unrealized gain (loss) on investments	(14.37)	5.62	4.13	3.01	2.91

Total from investment operations	(14.41)	5.59	4.25	3.12	2.81

Distributions to shareholders from:
Net investment income	—	—	(0.16)	—	—
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.63)	(1.35)	(0.99)

Net asset value, end of period	$12.65	$29.03	$26.09	$24.47	$22.70

Total Return(2)	(49.51)%	22.58%	18.95%	13.91%	13.69%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$46,136	$126,637	$15,105	$41,280	$32,506
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.64%	1.54%	1.65%	1.65%	1.79%
After fees paid indirectly through commission recapture	1.64%	1.54%	1.65%	1.61%	1.74%
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.09)%	0.48%	0.45%	(0.48)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

44  QUAKER INVESTMENT TRUST PROSPECTUS

Privacy Policy

The following notice does not constitute part of and is not incorporated into the prospectus for the Trust.

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I.	Information Collection

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.	Information Use & Sharing With Third Parties

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III.	Security Standards

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.	Accuracy

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  45

[This page is intentionally left blank]

How To Get More Information
Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The Funds’ Statement of Additional Information (SAI) contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2009, has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning a Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
A copy of your requested document(s) will be mailed to you within three days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@ sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549.
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260
QKPTAL 102009

Prospectus
October 28, 2009
Traditional Funds
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Funds involve investment risk, including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Funds offered by Quaker® Investment Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand, we have divided it into five sections. Each section is organized to help you quickly identify the information you are looking for.

The first two sections, Risk and Return Summary and Non-Principal Investment Strategies and Risks, describe each Fund’s investment objective, investment strategies and policies, performance of each Fund in previous years, investment risks and the likely costs of investing in each Fund. In particular, these sections tell you four important things about each Fund you should know before you invest:

•	Each Fund’s investment objective — what each Fund is trying to achieve.

•	Each Fund’s principal and non-principal investment strategies — how each Fund tries to meet its investment objective.

•	The investment selection process used by each Fund — how each Fund chooses its primary investments.

•	Risks you should be aware of — the principal and non-principal risks of investing in each Fund.

The other three sections of the Prospectus — Management of the Funds, Shareholder Information, and Financial Highlights — provide you with detailed information about how each Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about the Funds.

Overview

This combined prospectus (“Prospectus”) describes three separate series (each a “Fund” and collectively, the “Funds”) of the Quaker Investment Trust (the “Trust”), an open-end management investment company. Each Fund’s assets are managed according to its own investment objectives, strategies and goals.

The Multi-Adviser Approach

Each Fund has its own distinct investment objectives, strategies and risks. The Funds’ investment adviser, Quaker Funds, Inc. (the “Adviser”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with each Fund’s investment objectives and style. The potential risks and returns of each Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Adviser oversees each Fund’s sub-adviser and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of each Fund without shareholder approval. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Quaker Capital Opportunities Fund is classified as non-diversified, while the other Funds are classified as diversified for purposes of federal mutual fund regulation. This means that the Quaker Capital Opportunities Fund may invest a greater portion of its assets in the securities of one issuer or in a relatively few companies compared to diversified Funds. However, all Funds maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law.

Table of Contents

I. RISK AND RETURN SUMMARY	2

Quaker Capital Opportunities Fund	2
Quaker Mid-Cap Value Fund	7
Quaker Small-Cap Value Fund	11

II. NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS	15

III. MANAGEMENT OF THE FUNDS	17

IV. SHAREHOLDER INFORMATION	19

Calculating Share Price	19
Fair Valuation	19
Choosing the Appropriate Share Class	20
How to Buy Shares	23
How to Sell Shares	25
How to Exchange Shares	26
Account Services	27
Dividends and Tax Matters	27
Release of Portfolio Information	28

V. FINANCIAL HIGHLIGHTS	30

I.	Risk and Return Summary

Traditional Funds

Quaker Capital Opportunities Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

Principal Investment Strategy

The Fund normally:

•	Invests at least 65% of the Fund’s total assets in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stocks and securities purchased on a when-issued basis;

•	Invests the Fund’s assets in stocks of companies without regard to market capitalizations;

•	Invests the Fund’s assets in a limited number of securities that the Fund’s sub-adviser believes show a high probability for superior growth;

•	Invests up to 25% of the Fund’s assets in “special situation” securities when the Fund’s sub-adviser believes such investments will help the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Special situations include, but are not limited to, spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies;

•	Invests a large portion of the Fund’s assets (in excess of 25%) in stocks of companies in the same industry sector when the Fund’s sub-adviser believes that industry sector has an above average prospect for achieving superior growth;

•	Invests up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository). The Fund’s sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential;

•	Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis; and

•	Reinvests the Fund’s assets in different industry sectors as appropriate when the sub-adviser believes that an industry sector should be overweighted.

The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Fund’s sub-adviser believes that it will benefit the Fund. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund’s portfolio whenever the sub-adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Mutual funds generally emphasize either “growth” or “value” styles of investing. Tactical allocation funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects, such as low price-to-earnings and price-to-sales ratios. The Fund primarily invests in “growth” companies.

The Fund’s sub-adviser employs fundamental security analysis of individual companies which have been identified through a combination of a “top down,” then “bottom up” approach. The sub-adviser’s investment process begins with a “top down” analysis which is based on a continuing analysis of the overall economy, industry trends and interest rate movements. The sub-adviser analyzes gross domestic product, corporate profits, interest rates, monetary policy and inflation to arrive at a forecast of the overall economic forecast. The sub-adviser then uses that forecast to assess risk/reward relationships among various industries and further refine its investment selection process. As part of that analysis, sectors of the economy that are expected to over or under-perform the overall economy can be identified.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more

2  QUAKER INVESTMENT TRUST PROSPECTUS

established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Special Situation Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Non-Diversification Risk. The Fund is a non-diversified fund, which means that the Fund may take a larger position in a smaller number of companies than a diversified fund. Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25%) of its total assets in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Sector Risk. The Fund may at any point be over-weighted or under-weighted in a particular sector as compared to the Fund’s benchmark index. As a result, adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.

•	Interest Rate Risk. The Fund invests in debt instruments. Generally, as interest rates rise, the price value of debt securities falls.

•	Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of

FOR MORE INFORMATION PLEASE CALL 800-220-8888  3

I.	Risk and Return Summary

high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

•	Small- and Mid-Cap Stock Risks. The Fund invests in companies with small and medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, their stock prices have greater volatility than large company securities.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A higher rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock, fixed-income securities and foreign investing.

4  QUAKER INVESTMENT TRUST PROSPECTUS

Traditional Funds

Quaker Capital Opportunities Fund

PAST PERFORMANCE AND EXPENSES

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

 Annual Total Returns — Class A Shares as of December 31, 2008(1)

The Fund’s Cumulative Year-to-Date Return through September 30, 2009 was 10.18%

Highest and Lowest Returns
Highest Performing Quarter:	14.19% in 4th quarter of 2003
Lowest Performing Quarter:	(17.15)% in 4th quarter of 2008

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns in the table below include any applicable sales charges.

 Average Annual Total Returns as of December 31, 2008

	1 Year		5 Years	Life-of-Class(2)

Class A Return Before Taxes(3)	(34.30)%		(0.32)%	0.75%

Class A Return After Taxes on Distributions(4)	(34.31)%		(1.86)%	(0.43)%

Class A Return After Taxes on Distributions and Sale of Fund’s Shares(4)	(22.29)%		(0.32)%	0.57%

Class C Return Before Taxes(3)	(31.64)	%(5)	0.08%	1.02%

Institutional Class Return Before Taxes(6)	N/A		N/A	N/A

S&P 500®Total Return Index(7) (reflects no deduction for fees, expenses, or taxes)	(37.00)%		(2.19)%	(1.34)%

(1)	Since all of the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	The inception date for Class A Shares of the Fund was January 31, 2002. The inception date for Class C Shares of the Fund was May 2, 2002.

(3)	All Fund performance assumes reinvestment of dividends and capital gains, and reflects all applicable sales charges.

(4)	After-tax returns are shown for only one class and after tax returns for other classes will vary. Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  5

I.	Risk and Return Summary

(5)	Class C Shares purchased prior to July 1, 2008 were subject to a CDSC of 1.00% on shares redeemed within 13-months of purchase, as such, the one-year returns for Class C Shares reflect a 1.00% CDSC.

(6)	The Fund’s Institutional Class did not have any shares outstanding as of the date of this prospectus.

(7)	The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load)(1) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load) (1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	0.93%	0.93%		0.93%

Distribution (12b-1) Fees	0.25%	1.00%	(3)	NONE

Other Expenses	0.60%	0.60%		0.60%

Acquired Fund Fees and Expenses(4)	0.10%	0.10%		0.10%

Total Fund Operating Expenses(5)	1.88%	2.63%		1.63%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.625% paid to the Fund’s sub-adviser, Knott Capital Management.

(3)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

(4)	Acquired fund fees and expenses are expenses incurred indirectly by the Fund as a result of its investment in other mutual funds.

(5)	The ratios of total fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Capital Opportunities Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$730	$1,107	$1,508	$2,625

Class C	$266	$816	$1,393	$2,959

Institutional Class	$165	$513	$884	$1,927

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$730	$1,107	$1,508	$2,625

Class C	$266	$816	$1,393	$2,959

Institutional Class	$165	$513	$884	$1,927

6  QUAKER INVESTMENT TRUST PROSPECTUS

Traditional Funds

Quaker Mid-Cap Value Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

Principal Investment Strategy

The Fund normally:

•	Invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index. The market capitalization of companies in the Russell MidCap® Value Index ranged from $829 million to $12.2 billion as of September 30, 2009. The capitalization range of companies in the Russell MidCap® Value Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security;

•	Invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios; and

•	Invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund’s sub-adviser believes that there are three factors that influence equity returns, namely quality, value and business prospects of the issuer. In order to choose the securities in which the Fund invests, the sub-adviser analyzes approximately 1,800 U.S. issuers of common stock. The sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations. Furthermore, the sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

•	strong balance sheets and high credit quality;

•	low price-to-earnings, price-to-sales, price-to-value ratios;

•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

•	high profit margins and the business strategies to protect and maintain such margins;

•	high historical return on investment; and

•	ability to increase earnings through new products or sensible acquisitions.

Through these selection criteria, the sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, the Fund usually maintains a small percentage of its assets in cash reserves.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which

FOR MORE INFORMATION PLEASE CALL 800-220-8888  7

I.	Risk and Return Summary

the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Value Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Mid-Cap Stock Risk. The Fund invests in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

8  QUAKER INVESTMENT TRUST PROSPECTUS

Traditional Funds

Quaker Mid-Cap Value Fund

PAST PERFORMANCE AND EXPENSES

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

 Annual Total Returns — Class A Shares as of December 31, 2008(1)

The Fund’s Cumulative Year-to-Date Return through September 30, 2009 was 25.70%

Highest and Lowest Returns
Highest Performing Quarter:	24.71% in 4th quarter of 2001
Lowest Performing Quarter:	(27.80)% in 3rd quarter of 2002

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for Class A Shares before taxes, and one-year, five-year and life-of-class for Class C, and Institutional Class Shares of the Fund before taxes, compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns, in the table below, include any applicable sales charges.

 Average Annual Total Returns as of December 31, 2008

				10 Years(2)/
	1 Year		5 Years	Life-of-Class

Class A Return Before Taxes(3)	(45.68)%		(4.99)%	1.56%

Class A Return After Taxes on Distributions(4)	(45.68)%		(6.05)%	0.74%

Class A Return After Taxes on Distributions and Sale of Fund’s Shares(4)	(29.69)%		(4.09)%	1.25%

Class C Return Before Taxes(3)	(43.54	)%(5)	(4.63)%	2.28%

Institutional Class Return Before Taxes(3)	(42.40)%		(3.66)%	3.45%

Russell MidCap® Value Index(6) (reflects no deduction for fees, expenses, or taxes)	(38.44)%		0.33%	4.50%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	The inception dates for Class A, Class C and Institutional Class Shares were December 31, 1997, July 31, 2000 and November 21, 2000, respectively.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  9

I.	Risk and Return Summary

(3)	All Fund performance assumes reinvestment of dividends and capital gains, and reflects all applicable sales charges.

(4)	After-tax returns are shown for only one class and after tax returns for other classes will vary. Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(5)	Class C Shares purchased prior to July 1, 2008 were subject to a CDSC of 1.00% on shares redeemed within 13-months of purchase, as such, the one-year returns for Class C Shares reflect a 1.00% CDSC.

(6)	The Russell MidCap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000® Index with current market capitalizations between $829 million and $12.2 billion. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.05%	1.05%		1.05%

Distribution (12b-1) Fees	0.25%	1.00%	(3)	NONE

Other Expenses	0.64%	0.64%		0.64%

Total Fund Operating Expenses	1.94%	2.69%		1.69%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.75% on assets of up to $50 million and 0.70% on assets over $50 million paid to the Fund’s sub-adviser, Kennedy Capital Management.

(3)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Mid-Cap Value Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$736	$1,126	$1,539	$2,690

Class C	$272	$835	$1,425	$3,022

Institutional Class	$172	$533	$918	$1,998

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$736	$1,126	$1,539	$2,690

Class C	$272	$835	$1,425	$3,022

Institutional Class	$172	$533	$918	$1,998

10  QUAKER INVESTMENT TRUST PROSPECTUS

Traditional Funds

Quaker Small-Cap Value Fund

Investment Objective

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

Principal Investment Strategy

The Fund normally:

•	Invests at least 80% of the Fund’s total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index, with an ultimate selection of 150 plus stocks. The market capitalization of companies in the Russell 2000® Index ranged from $3.2 million to $3.1 billion as of September 30, 2009. The market capitalization of companies in the Russell 2500® Index ranged from $15 million to $10 billion as of September 30, 2009. The capitalization range of companies in the Russell 2000® Index and the Russell 2500® Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security; and

•	Invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Fund’s sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund’s sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® and Russell 2500® indices. The resulting stocks are divided into 34 industries. Within each industry, the sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum. The sub-adviser then creates a portfolio that is sector-neutral to the benchmark. The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

Principal Risks

You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.

•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Value Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the

FOR MORE INFORMATION PLEASE CALL 800-220-8888  11

I.	Risk and Return Summary

stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

12  QUAKER INVESTMENT TRUST PROSPECTUS

Traditional Funds

Quaker Small-Cap Value Fund

PAST PERFORMANCE AND EXPENSES

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

 Annual Total Returns — Class A Shares as of December 31, 2008(1)

The Fund’s cumulative year-to-date return through September 30, 2009 was 16.80%

Highest and Lowest Returns
Highest Performing Quarter:	23.97% in 2nd quarter of 2003
Lowest Performing Quarter:	(23.99)% in 4th quarter of 2008

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for Class A Shares before taxes, and one-year, five-years and life-of-class for Class C and Institutional Class Shares of the Fund before taxes, compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns, in the table below, include any applicable sales charges.

 Average Annual Total Returns As of December 31, 2008

				10 Years(2)/
	1 Year		5 Years	Life-of-Class

Class A Return Before Taxes(3)	(35.60)%		(1.39)%	4.50%

Class A Return After Taxes on Distributions(4)	(35.61)%		(3.52)%	2.83%

Class A Return After Taxes on Distributions and Sale of Fund’s Shares(4)	(23.13)%		(1.29)%	3.55%

Class C Return Before Taxes(3)	(32.95	)%(5)	(1.00)%	5.01%

Institutional Class Return Before Taxes(3)	(31.60)%		(0.01)%	4.72%

Russell 2000® Index(6) (reflects no deduction for fees, expenses, or taxes)	(33.79)%		(0.93)%	3.02%

(1)	The Fund’s shareholders approved the conversion of the Fund’s No-Load Share Class to Class A Shares on June 23, 2000. The returns shown above reflect the performance of the former No-Load Class for periods ending before June 23, 2000, and Class A Shares thereafter. Since all of the Fund’s share classes are invested in the same portfolio of securities, investment returns for each share class will differ only to the extent that each share class has different ongoing expenses and sales charges. Sales loads are not reflected in the performance bar chart. If they were, returns would be lower.

(2)	The inception dates for Class A, Class C and Institutional Class Shares were November 25, 1996, July 28, 2000 and September 12, 2000, respectively.

(3)	All Fund performance assumes reinvestment of dividends and capital gains, and reflects all applicable sales charges.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  13

I.	Risk and Return Summary

(4)	After-tax returns are shown for only one class and after tax returns for other classes will vary. Where the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(5)	Class C Shares purchased prior to July 1, 2008 were subject to a CDSC of 1.00% on shares redeemed within 13-months of purchase, as such, the one-year returns for Class C Shares reflect a 1.00% CDSC.

(6)	The Russell 2000® Index is a widely recognized, unmanaged market capitalization weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund. Actual or future expenses may be different.

 Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C		Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE		NONE

Maximum Deferred Sales Charge (Load)(1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE		NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2,3,4)	1.20%	1.20%		1.20%

Distribution (12b-1) Fees	0.25%	1.00%	(5)	NONE

Other Expenses	0.30%	0.30%		0.30%

Total Fund Operating Expenses(3,4)	1.75%	2.50%		1.50%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.

(2)	Management fees include a subadvisory fee of 0.90% paid to the Fund’s sub-adviser, Aronson+Johnson+Ortiz, LP.

(3)	The sub-adviser to the Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rate offered to the Fund would revert to the contractual fee rate of 0.90% per annum.

(4)	The Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion. In addition, the total annual fund operating expenses for the current fiscal year are expected to be 1.74%, 2.49% and 1.50%, respectively for Class A, Class C and Institutional Class Shares after taking into account the sub-adviser’s fee waiver described above.

(5)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

 Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Value Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$718	$1,071	$1,447	$2,499

Class C	$253	$779	$1,331	$2,836

Institutional Class	$153	$474	$818	$1,791

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years

Class A	$718	$1,071	$1,447	$2,499

Class C	$253	$779	$1,331	$2,836

Institutional Class	$153	$474	$818	$1,791

14  QUAKER INVESTMENT TRUST PROSPECTUS

II.	Non-Principal Strategies and Risks

Strategies

In addition to principal strategies listed above, the following are non-principal strategies you should consider.

With respect to the Quaker Capital Opportunities Fund:

The Fund may hedge the Fund’s portfolio by short selling against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor’s Depositary Receipts®, DIAMONDS®, NASDAQ-100®, and Merrill Lynch HOLDR®. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund’s performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

With respect to the Quaker Mid-Cap Value Fund:

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

No more than 25% of the Fund’s total assets will be invested in any one industry.

With respect to the Quaker Small-Cap Value Fund:

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

No more than 25% of the Fund’s total assets will be invested in any one industry.

The Fund may also invest its remaining assets, if any, in equity securities of mid- and large-capitalization companies, cash and cash equivalents, such as U.S. government debt instruments and other unaffiliated mutual funds.

With respect to each of the Funds:

The Funds may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:

•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.

The Quaker Capital Opportunities Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

The Funds may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. These Funds may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange. These types of investment companies are commonly known as “exchange traded funds.” Market prices of iShares Funds’ shares may be different from their net asset value per share (“NAV”). Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and sub-advisers.

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash- equivalents. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

The Funds may lend their portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.

Risks

In addition to the principal risks stated above, the following are non-principal risks you should consider.

With respect to Quaker Mid-Cap Value Fund:

•	Small-Cap Risks. Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in

FOR MORE INFORMATION PLEASE CALL 800-220-8888  15

II.	Non-Principal Strategies and Risks

management. In addition, the stock of a small-capitalization company may be thinly traded.

With respect to Quaker Small-Cap Value Fund:

•	Mid-Cap Risks. Investing in companies with mid market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make mid-capitalization companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of a mid-capitalization company may be thinly traded.

With respect to each of the Funds:

•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. A Fund may lose more than its initial investment. If a Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. A Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if a Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that hedging strategies will be successful.

•	iShares. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

•	Securities Lending Risk. If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

•	Temporary Defensive Position Risk. A Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective. When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

Portfolio Turnover

The Funds’ portfolio turnover rates will fluctuate from year to year, and the Funds may have a portfolio turnover rate of more than 100% annually. “Portfolio turnover” describes the rate at which the Funds traded their portfolio securities during their last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Funds will normally distribute all of their capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.

16  QUAKER INVESTMENT TRUST PROSPECTUS

III.	Management of the Funds

Investment Adviser

Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds. Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with Trust. The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of August 31, 2009, the Adviser had approximately $759.4 million in assets under management.

As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Each Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The total advisory and subadvisory fees payable as a percentage of each Fund’s average daily net assets for the fiscal year ended June 30, 2009 are as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets

Quaker Capital Opportunities Fund	0.925%

Quaker Mid-Cap Value Fund	1.050%

Quaker Small-Cap Value Fund	1.200%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for each Fund is available in the Funds’ annual report to shareholders for the period ended June 30, 2009. The Fund’s shareholder reports are available on the Trust’s website at www.quakerfunds.com.

Sub-Advisers and Portfolio Managers

The Adviser oversees the Funds’ sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.

The Adviser has entered into separate subadvisory agreements with each sub-adviser and compensates each sub-adviser out of the investment advisory fees it receives from the Funds. Each sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.

The following sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Quaker Capital Opportunities Fund

Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, Pennsylvania 19341, was founded in 1998 and serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act. As an investment advisory firm, Knott Capital has been rendering investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2009, the firm had approximately $466 million of assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Charles A. Knott — Founded Knott Capital in 1999 and currently serves as Chairman and Chief Investment Officer. Mr. Knott has more than 40 years experience in the investment industry. Prior to founding Knott Capital, Mr. Knott was the Chief Investment Officer for several large banks including Hamilton Bank in Lancaster, PA and Schenectady Trust of New York. He has served as Deputy Bank Commissioner for the State of Maryland and has been called upon by the Federal Reserve to provide expert testimony. For over 20 years, he has written a monthly commentary on the state of the economy and the markets that is widely read by the investment community. Mr. Knott is a graduate of Loyola College in Baltimore with a B.S. in Accounting.

Peter M. Schofield, CFA — Mr. Schofield has been in the investment business for 25 years, with extensive experience in quantitative management, fundamental analysis, and portfolio management. He is a member of Knott Capital’s investment committee and heads the firm’s equity-analysis efforts. He also oversees portfolio quantitative and risk assessment. Prior to joining Knott Capital in 2005, Mr. Schofield was a portfolio manager and Vice President at Sovereign Asset Management, a subsidiary of John Hancock Advisors, from 1996 to 2005, where he co-managed the Sovereign Investors Fund and was responsible for fundamental coverage of several sectors. From 1984 to 1996, he was an analyst and portfolio manager for Geewax, Terker & Company, a quantitatively-oriented institutional investment advisor. He earned a B.A. from the University of Pennsylvania in 1982 and the designation of Chartered Financial Analyst in 1987. He is a member of the CFA Society of Philadelphia.

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III.	Management of the Funds

Quaker Mid-Cap Value Fund

Kennedy Capital Management (“Kennedy”), located at 10829 Olive Boulevard, Saint Louis, Missouri 63141, serves as sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small- and mid-cap domestic equities. As of August 31, 2009, the firm had approximately $2.8 billion of assets under management and it is approximately 100% employee owned.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Frank Latuda, Jr., CFA — a Vice President, Director, Chief Investment Officer, and Portfolio Manager of the All Cap Value, Small Cap Value I and Mid Cap Value portfolios for Kennedy. In his capacity as Chief Investment Officer, Mr. Latuda also serves as the chairman of the Investment Policy Committee. He joined Kennedy as an equity analyst in 1997, and served as Director of Research from 1998 until 2000. He has been involved directly or indirectly in Kennedy’s Mid Cap Value strategy since 2002 as the portfolio manager, co-portfolio manager, assistant portfolio manager or in a supervisory role as Kennedy’s Chief Investment Officer. Mr. Latuda earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.

Quaker Small-Cap Value Fund

Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, was founded in 1984 and serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2009, the firm had approximately $18.8 billion of assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Theodore R. Aronson, CFA — Managing Principal. Mr. Aronson founded AJO in 1984 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Aronson is involved with portfolio management, administration, and marketing at AJO. Prior to founding AJO, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.

Kevin M. Johnson — Principal. Mr. Johnson joined AJO in 1993 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Johnson directs AJO’s research effort. Prior to joining AJO, Mr. Johnson was a portfolio manager at DuPont’s internal pension group.

Martha E. Ortiz, CFA — Principal. Ms. Ortiz joined AJO in 1987 and has served as a portfolio manager of the Fund since its inception in 1996. Ms. Ortiz oversees portfolio implementation and trading. Prior to joining AJO, Ms. Ortiz was with Wilshire Associates, where she supported the Equity Management System (now Atlas).

Stefani Cranston, CFA, CPA — Ms. Cranston joined AJO in 1991 and has served as a portfolio manager of the Fund since 2007. She was a senior accountant at Deloitte & Touche before joining AJO. In addition to her portfolio management duties with AJO, Ms. Cranston is also involved with financial accounting and performance measurement.

Stuart P. Kaye, CFA — Principal. Mr. Kaye joined AJO in 2008 and has served as a portfolio manager of the Fund since he joined the firm. In addition to his portfolio management duties, Mr. Kaye focuses his time on research. Prior to joining AJO, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994.

Gina Marie N. Moore, CFA, CPA — Principal. Ms. Moore joined AJO in 1998 and has served as a portfolio manager of the Fund since 2004. In addition to her portfolio management duties, Ms. Moore also focuses on marketing. Prior to joining AJO, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.

R. Brian Wenzinger, CFA — Principal. Mr. Wenzinger joined AJO in 2000 and has served as a portfolio manager of the Fund since 2007. Prior to joining AJO, he was with DuPont, primarily in its internal pension group, where he researched and implemented quantitative investment strategies. Mr. Wenzinger focuses his time on portfolio management and research.

More about Sub-advisers and Portfolio Managers

The Trust’s Statement of Additional Information provides additional information about the sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and ownership of securities in the applicable Fund.

18  QUAKER INVESTMENT TRUST PROSPECTUS

IV.	Shareholder Information

Calculating Share Price

When you buy shares, you pay the offering price for the shares. The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0550 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell or exchange shares of a Fund, you do so at the Fund’s NAV, less any applicable contingent deferred sales charge (“CDSC”).

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time). Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.

Fair Valuation

•	Individual Securities. Each Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities

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IV.	Shareholder Information

that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Choosing the Appropriate Share Class

Each Fund offers three classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.

The following table shows the share classes that are offered by each Fund:

20  QUAKER INVESTMENT TRUST PROSPECTUS

Comparison of Share Classes

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large intuitional investors

	• With a longer investment horizon	• With shorter investment horizons

• Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Automatic Investment Plan Minimums

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments

Regular	$2,000	$100

IRAs	$1,000	$100

MINIMUM INVESTMENT FOR INSTITUTIONAL CLASS SHARES IS $1 MILLION*

*	The Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Reduction or Waiver of Front-End Sales Charges

Front-end sales charges may be reduced by:

•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Quaker Mid-Cap Value Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Small-Cap Value Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•	Letter of Intent. By signing a Letter of Intent (‘‘LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or the Funds’ Transfer Agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds’ transfer agent with information about eligible Funds’ accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Funds’ Statement of Additional Information or from a broker or financial intermediary through which shares of the Funds are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

Additional information concerning sales load reductions is available in the Trust’s Statement of Additional Information. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  21

IV.	Shareholder Information

Front-End Sales Charges on Class A Shares for each Fund:

	Sales Charge	Sales Charge
	(as a% of	(as a% of net	Dealer
Amount Invested	offering price)	amount invested)	Re-allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:

•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•	For large orders and purchases by eligible plans. Please see the Statement of Additional Information for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

•	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Statement of Additional Information for details.

You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

Contingent Deferred Sales Charges (CDSCs)

Class A Shares are subject to a front-end sales charge at the time of purchase but are not subject to a CDSC on any sale of shares.

Institutional Class Shares are not subject to a CDSC on any sale of shares.

Class C Sales Charge

Class C Shares purchased on or after July 1, 2008, will no longer be subject to a CDSC.

12b-1 Distribution and Service Fees

•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•	Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

Revenue Sharing

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

Registration of Share Classes

Shares of the Funds have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

22  QUAKER INVESTMENT TRUST PROSPECTUS

The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Funds’ transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

How to Buy Shares

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Funds through an automatic investment plan. Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

Purchases through Financial Service Organizations

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Mail

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the

FOR MORE INFORMATION PLEASE CALL 800-220-8888  23

IV.	Shareholder Information

offering price determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the IRS instructs it to do so.

Frequent/Short-Term Trading or Market Timing

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds. The policies and procedures are described below.

24  QUAKER INVESTMENT TRUST PROSPECTUS

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

Preventative Measures

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

How to Sell Shares

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Funds have fair value pricing procedures in place. See “Fair Valuation”. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

To Sell Shares by Mail

By Mail:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

FOR MORE INFORMATION PLEASE CALL 800-220-8888  25

IV.	Shareholder Information

For Overnight or Special Delivery:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemption requests in excess of $25,000.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the NYSE, Inc. Medallion Signature Program (“MSP”). A notary public is not an acceptable signature guarantor.

To Sell Shares by Phone

You may redeem your shares in the Fund(s) by calling the Fund at 800-220-8888 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.

Involuntary Redemptions

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

How to Exchange Shares

Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and shareholders of Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

26  QUAKER INVESTMENT TRUST PROSPECTUS

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent at 800-220-8888 or by submitting a written request. A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the names of the Fund(s) to which the exchange will take place.

Account Services

You may select the following account services on your purchase application, or at any time thereafter, in writing.

•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short- term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Funds’ Transfer Agent at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds’ Transfer Agent at 800-220-8888.

Dividends and Tax Matters

Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Dividend.” Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes,

FOR MORE INFORMATION PLEASE CALL 800-220-8888  27

IV.	Shareholder Information

an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Release of Portfolio Information

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at www.quakerfunds.com.

28  QUAKER INVESTMENT TRUST PROSPECTUS

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V.	Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year. The financial highlights for the years ended June 30, 2009, 2008 and 2007 have been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report. For the fiscal years prior to June 30, 2007, the Funds’ financial statements were audited by another independent registered public accounting firm.

30  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.24	$11.30	$11.07	$11.29	$11.45

Income from investment operations
Net investment income (loss)(1)	0.02	0.02	0.02	(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.88)	(0.26)	1.01	0.85	1.19

Total from investment operations	(1.86)	(0.24)	1.03	0.80	1.07

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)	(0.80)	(1.02)	(1.23)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.01)	(1.82)	(0.80)	(1.02)	(1.23)

Net asset value, end of period	$7.37	$9.24	$11.30	$11.07	$11.29

Total Return(2)	(20.18)%	(3.63)%	9.67%	7.05%	9.66%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,979	$7,007	$8,016	$12,482	$11,970
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.88%	1.59%	1.76%	1.72%	1.95%
After expense reimbursement and waived fees	1.88%	1.59%	1.76%	1.67%	1.95%
Ratio of net investment income (loss) to average net assets	0.22%	0.15%	0.22%	(0.41)%	(1.08)%
Portfolio turnover rate	104.43%	75.18%	87.48%	129.29%	226.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  31

V.	Financial Highlights

Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.80	$10.92	$10.81	$11.12	$11.38

Income from investment operations
Net investment loss(1)	(0.04)	(0.10)	(0.06)	(0.13)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.78)	(0.20)	0.97	0.84	1.18

Total from investment operations	(1.82)	(0.30)	0.91	0.71	0.97

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)	(0.80)	(1.02)	(1.23)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.01)	(1.82)	(0.80)	(1.02)	(1.23)

Net asset value, end of period	$6.97	$8.80	$10.92	$10.81	$11.12

Total Return(2)	(20.74)%	(4.38)%	8.76%	6.32%	8.80%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,060	$5,322	$8,449	$11,423	$11,932
Ratio of expenses to average net assets:
Before expense reimbursement and waived fees	2.60%	2.34%	2.51%	2.47%	2.70%
After expense reimbursement and waived fees	2.60%	2.34%	2.51%	2.42%	2.70%
Ratio of net investment loss to average net assets	(0.53)%	(1.01)%	(0.53)%	(1.16)%	(1.83)%
Portfolio turnover rate	104.43%	75.18%	87.48%	129.29%	226.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

32  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class
	For the Period
	May 5, 2009
	(Commencement
	of Operations) to
	June 30,
	2009
Net asset value, beginning of period	$7.14

Income from investment operations
Net investment income(1)	0.01
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.23

Net asset value, end of period	$7.37

Total Return(2)	3.22	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.92	%**
After expense reimbursement and waived fees	1.92	%**
Ratio of net investment income to average net assets	0.71	%**
Portfolio turnover rate	104.43	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized

FOR MORE INFORMATION PLEASE CALL 800-220-8888  33

V.	Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.42	$17.84	$15.89	$16.67	$16.03

Income from investment operations
Net investment income (loss)(1)	0.01	(0.06)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.04)	(2.74)	2.37	1.75	2.09

Total from investment operations	(5.03)	(2.80)	2.28	1.65	2.00

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$9.39	$14.42	$17.84	$15.89	$16.67

Total Return(2)	(34.88)%	(15.92)%	14.51%	10.32%	12.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,967	$17,118	$135,680	$70,866	$40,198
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.96%	1.64%	1.64%	1.69%	1.84%
After expense reimbursement and waived fees	1.94%	1.58%	1.64%	1.65%	1.66%
Ratio of net investment income (loss) to average net assets	0.11%	(0.36)%	(0.56)%	(0.60)%	(0.55)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

34  QUAKER INVESTMENT TRUST PROSPECTUS

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.32	$16.65	$14.96	$15.94	$15.49

Income from investment operations
Net investment loss(1)	(0.06)	(0.19)	(0.20)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	(4.65)	(2.52)	2.22	1.66	2.01

Total from investment operations	(4.71)	(2.71)	2.02	1.45	1.81

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$8.61	$13.32	$16.65	$14.96	$15.94

Total Return(2)	(35.36)%	(16.53)%	13.67%	9.47%	11.75%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,629	$5,801	$14,975	$16,458	$13,379
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.71%	2.57%	2.39%	2.44%	2.59%
After expense reimbursement and waived fees	2.69%	2.52%	2.39%	2.40%	2.41%
Ratio of net investment loss to average net assets	(0.62)%	(1.27)%	(1.31)%	(1.35)%	(1.30)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  35

V.	Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.87	$18.33	$16.27	$16.98	$16.27

Income from investment operations
Net investment income (loss)(1)	0.04	(0.05)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.21)	(2.79)	2.44	1.78	2.12

Total from investment operations	(5.17)	(2.84)	2.39	1.72	2.07

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$9.70	$14.87	$18.33	$16.27	$16.98

Total Return(2)	(34.77)%	(15.70)%	14.85%	10.56%	12.83%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$227	$511	$1,902	$1,503	$1,752
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.70%	1.63%	1.39%	1.44%	1.59%
After expense reimbursement and waived fees	1.68%	1.58%	1.39%	1.40%	1.41%
Ratio of net investment income (loss) to average net assets	0.36%	(0.30)%	(0.31)%	(0.35)%	(0.30)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

36  QUAKER INVESTMENT TRUST PROSPECTUS

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.88	$20.71	$19.51	$19.39	$18.95

Income from investment operations
Net investment loss(1)	(0.01)	(0.07)	(0.05)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments	(3.96)	(3.51)	3.39	3.23	2.39

Total from investment operations	(3.97)	(3.58)	3.34	3.06	2.25

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$9.90	$13.88	$20.71	$19.51	$19.39

Total Return(2)	(28.61)%	(17.86)%	18.22%	16.76%	12.17%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$20,210	$27,722	$46,385	$36,735	$21,818
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.83%	1.78%	1.82%	1.83%	1.94%
After expense reimbursement and waived fees	1.74%	1.70%	1.73%	1.75%	1.94%
Ratio of net investment loss to average net assets	(0.09)%	(0.44)%	(0.27)%	(0.83)%	(0.75)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  37

V.	Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.18	$18.77	$17.99	$18.21	$18.02

Income from investment operations
Net investment loss(1)	(0.08)	(0.18)	(0.18)	(0.29)	(0.27)
Net realized and unrealized gain (loss) on investments	(3.47)	(3.16)	3.10	3.01	2.27

Total from investment operations	(3.55)	(3.34)	2.92	2.72	2.00

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$8.62	$12.18	$18.77	$17.99	$18.21

Total Return(2)	(29.16)%	(18.49)%	17.38%	15.91%	11.37%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,688	$4,711	$13,436	$9,884	$6,597
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.58%	2.52%	2.57%	2.58%	2.69%
After expense reimbursement and waived fees	2.49%	2.44%	2.48%	2.50%	2.69%
Ratio of net investment loss to average net assets	(0.86)%	(1.17)%	(1.02)%	(1.58)%	(1.50)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

38  QUAKER INVESTMENT TRUST PROSPECTUS

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.32	$21.19	$19.88	$19.65	$19.14

Income from investment operations
Net investment income (loss)(1)	0.02	(0.03)	—	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.09)	(3.59)	3.45	3.29	2.41

Total from investment operations	(4.07)	(3.62)	3.45	3.17	2.32

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$10.24	$14.32	$21.19	$19.88	$19.65

Total Return(2)	(28.43)%	(17.62)%	18.44%	17.12%	12.42%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$60,675	$23,528	$30,520	$28,727	$26,963
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.59%	1.54%	1.57%	1.58%	1.69%
After expense reimbursement and waived fees	1.50%	1.46%	1.48%	1.50%	1.69%
Ratio of net investment income (loss) to average net assets	0.19%	(0.20)%	(0.02)%	(0.58)%	(0.50)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888  39

Privacy Policy

The following notice does not constitute part of and is not incorporated into the prospectus for the Trust.

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I.	Information Collection

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.	Information Use & Sharing With Third Parties

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III.	Security Standards

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.	Accuracy

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-52007.

40  QUAKER INVESTMENT TRUST PROSPECTUS

How To Get More Information
Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The Funds’ Statement of Additional Information (SAI) contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2009, has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning a Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
A copy of your requested document(s) will be mailed to you within three days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549.
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QKPTRF 102009

THE QUAKER® INVESTMENT TRUST
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888
STATEMENT OF ADDITIONAL INFORMATION
October 28, 2009
     This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).
Quaker Global Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated October 28, 2009 (“Prospectus”). The Funds’ 2009 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.
     You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o US Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 800-220-8888.
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No.
811-06260

i

ii

INVESTMENT OBJECTIVES AND STRATEGIES
     The Trust is an open-end investment company. The investment objective and strategies of each Fund are described in the Prospectus under the “Risk and Return Summary” heading. Set forth below is additional information with respect to the investment policies of each Fund.
INVESTMENT POLICIES
     In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information:
     U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
     Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
     For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.
     Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to take special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

     U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.
     Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.
     When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.
     Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. The Quaker Long-Short Tactical Allocation Fund may not invest more than 5% of its net assets in either convertible preferred stock or convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the: NYSE, ARCA, or the NASDAQ over-the-counter market.
     Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
     Options. The Funds may invest in options on equity securities and securities indices, and options on futures contracts. The primary risks associated with these investments are: (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market; and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds, except for the Quaker Long-Short Tactical Allocation Fund, may invest not more than 10% of their total assets in options transactions. The Quaker Long-Short Tactical Allocation Fund may invest without limit in options. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) “covered” options.
     Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.
     The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.
     Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.
     Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.
     Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next twelve (12) months any Fund will have in excess of 5% of its total assets in real estate securities.
     Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
     Illiquid Securities. Each Fund, excluding the Quaker Long-Short Tactical Allocation Fund, may invest up to 10% of its net assets in illiquid securities. The Quaker Long-Short Tactical Allocation Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.
     Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.
     iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE-Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.
OTHER PERMISSIBLE INVESTMENTS
For Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund and Quaker Global Tactical Allocation Fund:
     Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three (3) years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the total net assets for the Quaker Strategic Growth Fund and Quaker Capital Opportunities Fund and 20% of the total net assets for the Quaker Global Tactical Allocation Fund (valued at the time of investment).
For Quaker Long-Short Tactical Allocation Fund:
     Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. The Fund will not invest more than 50% of its net assets in short sales at any given time.
For each Fund:
     Foreign Securities. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depository Receipts (ADRs).
     Each Fund, except for the Quaker Global Tactical Allocation Fund and the Quaker Long-Short Tactical Allocation Fund, may invest up to 25% of its net assets in foreign securities. The Quaker Global Tactical Allocation Fund and the Quaker Long-Short Tactical Allocation Fund may invest without limit in foreign securities.
INVESTMENT RESTRICTIONS
The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:
(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;
(2) invest for the purpose of exercising control or management of another issuer;
(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);
(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;
(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:
Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the

Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an
“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.
(6) participate on a joint or joint and several basis in any trading account in securities;
(7) make loans of money or securities, except that the Funds may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;
(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations; and
(9) except for Quaker Capital Opportunities Fund and the Quaker Long-Short Tactical Allocation Fund, each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:
(1) invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days; and (c) repurchase agreements not terminable within seven (7) days;
(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the investment adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;
(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions; and
(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets; included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on NYSE-Arca; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this Statement of Additional Information.
PORTFOLIO TURNOVER
Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.
     The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal year ended June 30, 2009, portfolio turnover rates were:

Name of Fund	Portfolio Turnover Rate
Quaker Global Tactical Allocation Fund	760.99%
Quaker Long-Short Tactical Allocation Fund(1)	1546.80%
Quaker Small-Cap Growth Tactical Allocation Fund	714.79%
Quaker Strategic Growth Fund	468.72%
Quaker Capital Opportunities Fund	104.43%
Quaker Mid-Cap Value Fund	184.80%
Quaker Small-Cap Value Fund	122.83%

(1)	Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes. High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
     Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of sixty (60) days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
     Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the

Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.
     These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
     Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.
     There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.
     Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
     The Adviser’s/sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
     The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within sixty (60) days of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.

MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
     The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.
     When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
     The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.
Interested Trustees and Officers

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the		Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Held by Nominee(1)

Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 66	Chairman of the Board Vice-Chairman of the Board Chief Executive Officer	June 1996 — Jan. 2005 and June 2007 — Present; February 2005 — May 2007 June 1996 — Present	Chief Executive Officer, Quaker Funds, Inc. (June 1996-Present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Chairman, Citco Mutual Fund Services, Inc. (1999-2005); Registered Representative, Radnor Research & Trading Company, LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc. (1990-2005).	7	Director, Fairview YMCA; Director, U.S. Navy League

Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 60	Treasurer and Trustee	Nov. 1996 — Present	Chief Financial Officer, Quaker Funds, Inc. (1996-Present).	7	None

Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 39	Secretary	Since 2007	President, Quaker Funds, Inc; Chief Operating Officer, Quaker Funds, Inc. (2005-Present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); formerly Registered Representative, Quaker Securities (1995-2005).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 44	Chief Compliance Officer	March 2004 — Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007); formerly Chief Compliance Officer for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006).	None	None

Independent Trustees

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the		Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Held by Nominee(1)

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 56	Trustee	Feb. 2002 — Present	President and Chief Executive Officer, The Winter Group (Governmental Affairs Management and Consulting firm) (2005-Present); Managing Director, Public Affairs Management (lobbying firm) (2000-Present); formerly Lieutenant Governor and Acting Governor of Pennsylvania (1987-2005).	7	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 71	Trustee	Feb. 2002 — Present	Senior Fellow, Foreign Policy Research Institute (2004-Present); formerly, President of Eisenhower Fellowships (1996-2004).	7	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 55	Trustee Lead Independent Trustee	Feb. 2002 — Present; Aug. 2007 — Present	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-Present).	7	Director, Ascendant Capital Partners (2007-Present)

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 55	Trustee	July 2008 — Present	Ascendant Capital Partners, President and Chief Investment Officer (2001-Present).	7	Director, BHR Institutional Funds; Director, Ascendant Capital Partners (2007 — Present); Director, Dundee Wealth (2006 — Present)

Warren West 309 Technology Drive Malvern, PA 19355 Age 53	Trustee	Nov. 2003 — Present	President Greentree Brokerage Services, Inc. (1998-Present).	7	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 69	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Nov. 2005 — Present; Feb. 2002 — Jan. 2005; Nov. 1996- Feb. 2002	Chairman-Executive Committee, Technology Development Corp., (1997-Present); President, Quaker Investment Trust (2002-2003); Affiliated Faculty, University of Pennsylvania (1978-Present); Chairman-Executive Committee, Advanced Training Systems International (2002-Present).	7	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.

     Ownership of Fund Shares by Trustees. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2008 is set forth in the chart below.
Interested Trustees

Aggregate Dollar Range of
		Dollar Range of Shares of	Equity Securities in All
		Beneficial Interest of the	Registered Investment
		Funds Beneficially	Companies Overseen by
Name	Fund Name	Owned(1)	Trustee in the Fund Complex

Jeffry H. King, Sr.(2)	Quaker Global Tactical Allocation Fund	None	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	Over $100,000
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	Over $100,000
	Quaker Mid-Cap Value Fund	Over $100,000
	Quaker Small-Cap Value Fund	Over $100,000

Laurie Keyes(2)	Quaker Global Tactical Allocation Fund	None	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	Over $100,000
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	Over $100,000
	Quaker Mid-Cap Value Fund	Over $100,000
	Quaker Small-Cap Value Fund	Over $100,000
Independent Trustees

Aggregate Dollar Range of
Equity Securities in All
		Dollar Range of Shares of	Registered Investment
		Beneficial Interest of the	Companies Overseen by
Name	Fund Name	Funds Beneficially Owned(1)	Trustee in the Fund Complex

Amb. Adrian A. Basora	Quaker Global Tactical Allocation Fund	None	$50,001 - $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$10,001 - $50,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	$10,001 - $50,000

James R. Brinton	Quaker Global Tactical Allocation Fund	$50,001 - $100,000	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Everett Keech	Quaker Global Tactical Allocation Fund	None	$10,001 - $50,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$10,001 - $50,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Gary Edward Shugrue	Quaker Global Tactical Allocation Fund	None	None
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	None
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Aggregate Dollar Range of
Equity Securities in All
		Dollar Range of Shares of	Registered Investment
		Beneficial Interest of the	Companies Overseen by
Name	Fund Name	Funds Beneficially Owned(1)	Trustee in the Fund Complex
Mark S. Singel	Quaker Global Tactical Allocation Fund	None	$50,001 - $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$10,001 - $50,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	$10,001 - $50,000
	Quaker Small-Cap Value Fund	None

Warren West	Quaker Global Tactical Allocation Fund		$1-$10,000
Quaker Long-Short Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
	Quaker Strategic Growth Fund	$1-$10,000
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund

(1)	Other than Mr. King, Ms. Keyes and Mr. Brinton, no other Trustees owned 1% or more of the outstanding shares of any Class of any Fund. As of December 31, 2008, Mr. King, Ms. Keyes and Mr. Brinton owned more than 1% of the outstanding shares of each of the following Classes of the Funds: Global Tactical Allocation Fund - Institutional Class, Mid-Cap Value Fund - Institutional Class, Small-Cap Growth Tactical Allocation Fund - Institutional Class, and Strategic Growth Fund - Institutional Class.

(2)	The Fund shares noted are held jointly by Mr. King and Ms. Keyes, his spouse.
COMPENSATION OF TRUSTEES AND OFFICERS
     Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, a fee of $5,000 for each regularly scheduled Board meeting attended, $2,000 for each special in-person Board meeting attended, $1,000 for each special telephonic Board meeting attended plus reimbursement for any out-of-pocket expenses incurred in connection with attendance at Board meetings. The Lead Independent Trustee and the chairpersons of the Audit and the Nominating Committees each receive an additional annual retainer of $20,000.
     The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2009. The Trust has no pension or retirement benefits for any of the Trustees.

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
Mark S. Singel	$46,000	N/A	N/A	$46,000
Independent Trustee

Amb. Adrian A. Basora	$46,000	N/A	N/A	$46,000
Independent Trustee

James R. Brinton	$86,000	N/A	N/A	$86,000
Lead Independent Trustee

Warren West	$46,000	N/A	N/A	$46,000
Independent Trustee

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
Jeffry H. King, Sr.	N/A	N/A	N/A	N/A
Chief Executive Officer, Chairman and Interested Trustee

Laurie Keyes	N/A	N/A	N/A	N/A
Treasurer and Interested Trustee

Everett T. Keech(2)	$66,000	N/A	N/A	$66,000
Independent Trustee

Gary E. Shugrue	$46,000	N/A	N/A	$46,000
Independent Trustee

(1)	Mr. Keech resigned as a Trustee of the Trust on January 14, 2005 and rejoined the Board as an Independent Trustee in November 2005.

     Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2009, Mr. Richards received $207,797 in compensation from the Trust.
COMMITTEES OF THE BOARD
     During the fiscal year ended June 30, 2009, the Trust held five (5) Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
     There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
     Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met four (4) times during the past fiscal year.
     Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Gary E. Shugrue and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held four (4) meetings during the past fiscal year.

     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
PRINCIPAL HOLDERS OF SECURITIES
     As of September 30, 2009, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any class of any Fund, except as follows:

Fund	Class	Ownership

Quaker Global Tactical Allocation Fund	Class I	39.90%
Quaker Long-Short Tactical Allocation Fund	Class I	50.41%
Quaker Mid-Cap Value Fund	Class I	3.74%
Quaker Small-Cap Growth Tactical Allocation Fund	Class I	74.10%
Quaker Strategic Growth Fund	Class I	2.31%
     As of September 30, 2009, to the Trust’s knowledge, persons listed in the table below are deemed to be principal owners of a class of a Fund, as defined in the 1940 Act. As of September 30, 2009, to the Trust’s knowledge, there were no Control Persons of any of the Funds, except as noted in the table below. Control Persons own of record beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of any class of a Fund’s outstanding securities.
Control Persons:
Small-Cap Value Fund

Name and Address of Beneficial Owner	Percent Ownership

NFS LLC FEBO	48.76%
NFS/FMTC Rollover IRA FBO John David Echols Kirkland, WA 98034-1656
Principal Holders:
Global Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	NFS LLC FEBO Thaddeus Tracz Stephens City, VA 22655-5838	18.543%

Class A	Raymond James & Assoc. Inc. St. Petersburg, FL 33713-8311	18.543%

Class A	Ameritrade Inc Omaha, NE 68103-2226	10.660%

Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	7.945%

Class C	NFS/FMTC IRA FBO William Weil Downingtown, PA 19335-1199	5.905%

Global Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class I	J.R. Brinton Devon, PA 19333-1600	39.896%

Class I	Edward F Ryan Jr. DO Employee PSP Devon, PA 19333-1655	31.266%

Class I	Edward F. Ryan Jr & Jane D. Ryan JTWROS Devon, PA 19333-1655	12.083%

Class I	Penson Financial Services Inc. 1700 Pacific Avenue, Suite 1400 Dallas, TX 75201-4609	8.682%
Quaker Long-Short Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	Ameritrade Inc Omaha, NE 68103-2226	29.372%

Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	18.381%

Class A	Charles Schwab & Co. Inc. Special Custody Acct For The Benefit Of Customers ATTN: Mutual 101 Montgomery St. San Francisco, CA 94104-4151	13.389%

Class A	NFS LLC FEBO NFS/FMTC Roth IRA FBO John F. Christinzio Boothwyn, PA 19061-3113	13.377%

Class A	Stifel Nicolaus & Co. Inc. Borough Of Bristol Employee St. Louis, MO 63102-2131	6.638%

Class C	NFS LLC FEBO Michael J Maher Catherine Maher Pembroke Pines, FL 33024-7212	8.439%

Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.570%

Class C	Options Xpress Inc. 311 W. Monroe St., STE. 1000 Chicago, IL 60606-4663	5.662%

Class C	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.662%

Quaker Long-Short Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class C	Pyramid Funds Corporation 21 Everett Rd. Ext. Albany, NE 12205-3357	5.151%

Class I	US Bank NA Cust Laurie Keyes IRA Malvern, PA 19355-3352	35.106%

Class I	US Bank NA CUST Jeffry H King Sr SEP IRA Malvern, PA 19355-3352	23.334%

Class I	Janney Montgomery Scott Inc. Millennium Bank 1801 Market St. Philadelphia, PA 19103-1628	14.828%

Class I	Janney Montgomery Scott Inc. Martin L Bowers IRA 1801 Market St. Philadelphia, PA 19103-1628	13.627%

Class I	Abigail Grace Brundage Trust Malvern, PA 19355-8761	8.748%

Quaker Small-Cap Growth Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	NFS LLC FEBO FMT CO Cust IRA FBO Dorothy R. Scott Pennsauken, NJ 08109-3206	27.554%

Class A	ATTN MUTUAL FUND OPS Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104-4151	8.266%

Class A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.858%

Class C	MLPF&S For Sole Benefit of its Customers Jacksonville, FL 32246-6484	5.276%

Class I	Laurie Keyes Rev Trust Laurie Keyes Tr Malvern, PA 19355-3352	39.516%

Class I	Jeffry H King Sr. Rev Trust Jeffry H King Sr. Tr Malvern, PA 19355-3352	34.584%

Quaker Small-Cap Growth Tactical Allocation Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class I	MLPF&S For Sole Benefit of its Customers Jacksonville, FL 32246-6484	18.115%
Quaker Strategic Growth Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	NFS LLC FEBO FMT CO Cust IRA FBO Graydon A. Wetzler La Jolla, CA 92037-2026	26.281%

Class A	Charles Schwab & Co. Inc. Special Custody Acct For the Benefit of Customers ATTN: Mutual 101 Montgomery St. San Francisco, CA 94104-4151	21.866%

Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.625%

Class C	Samisu International Inc. 2 Isaac Rudman Aventura, FL 33160-3786	12.759%

Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	11.603%

Class C	First Clearing, LLC Salvatore Guagliardo Tampa, FL 33609-3411	10.210%

Class I	NFS LLC FEBO FMT CO Cust IRA Rollover FBO Trina K. Saunders Simi Valley, CA 93065-5811	47.872%

Class I	MLPF&S For Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	8.224%

Class I	Camtru LLC 1411 Third Street, 4th Floor Port Huron, MI 48060-5480	8.167%

Class I	The Catholic Foundation FBO Robert S & Patricia Buzard Dallas, TX 75230-5891	6.350%

Quaker Strategic Growth Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class I	Prudential Investment Management SE FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Ctr., Ste. 11 Newark NJ 07102-4000	5.788%
Quaker Capital Opportunities Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	15.548%

Class A	Larry R. Rohrbaugh A/W Profit Sharing Trust Baltimore, MD 21224-2732	10.198%

Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.781%

Class A	Troy L. Rohrbaugh Baldwin, MD 21013-9302	6.681%

Class A	NFS LLC FEBO Advisory Trust Co. Of DE Phoenix, AZ 85004-1007	6.264%

Class A	Prudential Investment Management SE FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Ctr., Ste. 11 Newark, NJ 07102-4000	5.588%

Class C	NFS LLC FEBO Emma Jean Murply John M Murphy Ex E/O John Plank Broomall, PA 19008-2314	25.210%

Class C	First Clearing LLC George W. Liddicote IRA FCC as Custodian Raleigh, NC 27604-4827	17.026%

Class C	Stifel Nicolaus & Co. Inc. Karen L. Casey Beneficiary St. Louis, MO 63102-2131	6.985%

Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.482%

Quaker Capital Opportunities Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class I	Abigail Grace Brundage Trust Malvern, PA 19355-8761	39.408%

Class I	Tyler Keyes Brundage Trust Justin Brundage Tr. Jeffry King Sr. & Laurie Keyes Tr. Malvern, PA 19355-8761	39.408%

Class I	Marguerite Tima Dickinson Trust Heather King Poehler & Jeffry King Sr. & Laurie Keyes Tr. Berwyn, PA 19312-1705	6.475%

Class I	Natasha Anne Dickinson Trust Heather King Poehler & Jeffry King Sr. & Laurie Keyes Tr. Berwyn, PA 19312-1705	6.475%

Class I	Ian William Dickinson Trust Heather King Poehler & Jeffry King Sr. & Laurie Keyes Tr. Berwyn, PA 19312-1705	6.475%
Quaker Mid-Cap Value Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	Prudential Investment Management SE FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Ctr., Ste. 11 Newark, NJ 07102-4000	24.774%

Class A	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Matthew C. Versluis Glendale, AZ 85304-2618	14.353%

Class A	Charles Schwab & CO. INC. Special Custody Acct. for Bear Stearns Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	11.666%

Class A	Pershing LLC PO BOX 2052 Jersey City, NJ 07303-2052	9.732%

Class C	RBC Capital Markets Corp. FBO Reba K. Zook Leola, PA 17540-1618	20.693%

Quaker Mid-Cap Value Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class C	NFS LLC FEBO NFS/FMTC Roth IRA FBO Richard H. Wall Jr. Huntsville, AL 35803-1313	17.997%

Class C	Pershing LLC PO BOX 2052 Jersey City, NJ 07303-2052	17.677%

Class C	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	6.772%

Class I	US Bank NA Cust Raymond J. Keyes IRA Naples, FL 34108-7212	18.778%

Class I	Edward F Ryan Jr. DO Employee PSP Devon, PA 19333-1655	17.465%

Class I	US Bank NA Cust Marirose K. Steigerwald Raleigh, NC 27612-6448	17.190%

Class I	Quasar Distributors LLC Heather King Poehler & Jeffry King Sr & Laurie Keyes Tr Berwyn, PA 19312-1705	12.375%

Class I	Tyler Keyes Brundage Trust Justin Brundage Tr. Jeffry King Sr. & Laurie Keyes Tr. Malvern, PA 19355-8761	11.774%

Class I	Abigail Grace Brundage Trust Justin Brundage Tr. Jeffry King Sr. & Laurie Keyes Tr. Malvern, PA 19355-8761	11.758%
Quaker Small-Cap Value Fund

Class	Name and Address of Beneficial Owner	Percent Ownership

Class A	Bear Stearns Securities Corp 1 Metrotech Center North Brooklyn, NY 11201-3832	52.713%

Class A	NFS LLC FEBO Mark Joseph Maiocca West Newton, MA 02465-1605	23.954%

Class C	First Clearing, LLC Cooper & Schaffer LLC 401K PSP B. Cooper, Ttee. 1525 Locust Street, 13th Floor Philadelphia, PA 19102-3732	34.214%

Class	Name and Address of Beneficial Owner	Percent Ownership

Class C	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Michael J. Keating Medford, NJ 08055-1150	12.323%

Class C	Pershing LLC PO BOX 2052 Jersey City, NJ 07303-2052	11.020%

Class I	NFS LLC FEBO NFS/FMTC Rollover IRA FBO John David Echols Kirkland, WA 98034-1656	66.263%

Class I	Deutsche Bank Securities Inc. ATTN: Mutual Fund Dept., 26th Fl. 1251 Avenue of the Americas New York, NY 10020-1104	11.574%

Class I	Bank of Oklahoma Tr Oklahoma Publishing Co and Aff. Co. Retirement Plan for Employees 9000 Broadway Ext. Oklahoma City, OK 73114-3708	5.128%
INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
     Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.
     The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.
     Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets
Quaker Global Tactical Allocation Fund	1.25%
Quaker Long-Short Tactical Allocation Fund	1.70%
Quaker Small-Cap Growth Tactical Allocation Fund	1.00%
Quaker Strategic Growth Fund	1.30%
Quaker Capital Opportunities Fund	0.93%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	1.20%
     The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2009, 2008, and 2007. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	2009	2008	2007
Quaker Global Tactical Allocation Fund(1)	$390,314	$61,976	$0
Quaker Long-Short Tactical Allocation Fund(2)	$4,211	$0	$0
Quaker Small-Cap Growth Tactical Allocation Fund(3)	$36,888	$0	$0
Quaker Strategic Growth Fund	$10,741,112	$12,868,888	$11,511,920
Quaker Capital Opportunities Fund	$99,230	$143,940	$212,222
Quaker Mid-Cap Value Fund	$139,747	$985,549	$1,302,046
Quaker Small-Cap Value Fund (4)	$895,300	$779,413	$920,424

(1)	The Quaker Global Tactical Allocation Fund commenced operations on April 18, 2008.

(2)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.

(3)	The Quaker Small-Cap Growth Tactical Allocation Fund commenced operations on September 30, 2008.

(4)	Under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.20% (0.30% to Adviser and 0.90% to the sub-adviser) annualized, of the Fund’s average daily net assets. The sub-adviser to Quaker Small-Cap Value Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client are terminated, the subadvisory fee rates offered to Quaker Small-Cap Value Fund would revert to the contractual fee rate of 0.90% per annum. Further, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. For the fiscal year ended June 30, 2009, the Fund would have paid an aggregate advisory fee of $963,054, if the voluntary fee waivers had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

INVESTMENT SUB-ADVISERS
          The day-to-day investment management of each Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of the Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.
          The following firms currently serve as sub-advisers to the respective Funds:
          Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2009, the firm had approximately $18.8 billion of assets under management. AJO is controlled by Mr. Theodore R. Aronson due to the amount of his equity ownership in AJO.
          Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing. As of August 31, 2009, the firm had approximately $2.14 billion of assets under management.
          DG Capital Management, Inc. (“DG Capital”), located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the sub-adviser to Quaker Strategic Growth Fund and the Quaker Global Tactical Allocation Fund. DG Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2009, the firm had approximately $1.81 billion of assets under management. DG Capital is 100% owned and controlled by Mr. Manu Daftary.
          Kennedy Capital Management, Inc. (“Kennedy”), located at 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141, serves as the sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid cap domestic equities. As of August 31, 2009, the firm had approximately $2.8 billion of assets under management and it is approximately 100% employee owned.
          Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, Pennsylvania 19341, serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital was founded in 1999 and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, Knott Capital renders investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2009, the firm had approximately $466 million of assets under management. Knott Capital is controlled by Mr. Charles A. Knott due to the amount of his stock ownership in Knott Capital.
          Rock Canyon Advisory Group, Inc. (“Rock Canyon”), located at 2989 West Maple Loop, Suite 210, Lehi, Utah 84043, serves as the sub-adviser to Quaker Long-Short Tactical Allocation Fund. Rock Canyon was founded in 2002 and is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2009, the firm had approximately $8.6 million of assets under management. Mr. Jonathan Ferrell has majority ownership interest in Rock Canyon.
          The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

		Annual Fee Rate, as a
		percentage of average daily
Name of Fund	Name of Sub-Adviser	net assets
Quaker Global Tactical Allocation Fund	D.G. Capital Management, Inc.	0.75%
Quaker Long-Short Tactical Allocation Fund	Rock Canyon Advisory Group	1.20%
Quaker Strategic Growth Fund	D.G. Capital Management, Inc.	0.75%
Quaker Capital Opportunities Fund	Knott Capital Management	0.625%
Quaker Small-Cap Growth Tactical Allocation Fund	Century Management, Inc.	0.50%
Quaker Mid-Cap Value Fund	Kennedy Capital Management, Inc.	See below
Quaker Small-Cap Value Fund	Aronson+Johnson+Ortiz, LP	See below
     Quaker Mid-Cap Value Fund — subadvisory fees equal to an annual rate of:

0.75 % of the average daily net assets of the Fund on assets up to $50 million; and
0.70 % of the average daily net assets of the Fund on assets above $50 million.
     Quaker Small-Cap Value Fund — subadvisory fees equal to an annual rate of:
0.85 % of the average daily net assets of the Fund on assets up to $25 million; and
0.80 % of the average daily net assets of the Fund on assets above $25 million.
     PORTFOLIO MANAGERS
          The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN EACH FUND (as of June 30, 2009)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)
QUAKER GLOBAL TACTICAL ALLOCATION FUND (DG Capital Management, Inc., sub-adviser) Manu Daftary	None
QUAKER LONG-SHORT TACTICAL ALLOCATION FUND (Rock Canyon Advisory Group, sub-adviser)	$10,001-$50,000
Jonathan Ferrell	$50,001-$100,000
Todd Draney
QUAKER STRATEGIC GROWTH FUND (DG Capital Management, Inc., sub-adviser) Manu Daftary	Over $1,000,000
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND (Century Management, Inc.) Stephen W. Shipman	None
QUAKER CAPITAL OPPORTUNITIES FUND (Knott Capital Management, sub-adviser) Charles A. Knott	$50,001 - $100,000
Peter M. Schofield	$100,001 - $500,000
QUAKER MID-CAP VALUE FUND (Kennedy Capital Management, Inc., sub-adviser) Frank Latuda, Jr., CFA	None
QUAKER SMALL-CAP VALUE FUND (Aronson+Johnson+Ortiz, LP, sub-adviser) Theodore R. Aronson	Over $1,000,000
Stefani Cranston	$100,001 - $500,000
Kevin M. Johnson	$100,001 - $500,000
Stuart P. Kaye	None
Gina Marie N. Moore	None
Martha E. Ortiz	Over $1,000,000
R. Brian Wenzinger	$100,001 - $500,000

(1)	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Compensation of Portfolio Managers. The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.
AJO
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based bonuses that are awarded entirely for contributions to the firm. Each calendar year, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.
Century Management, Inc.
Mr. Shipman is compensated with a competitive base salary and also receives a percentage of fees.
DG Capital
Mr. Daftary, as the 100% owner of DG Capital, receives a monthly base salary and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses, including bonus payments.
Mr. Daftary receives employee benefits that include group disability, health insurance and participation in a 401(k) plan.
Kennedy
Portfolio managers are compensated through the combination of a base salary with an incentive bonus tied to a proprietary formula, linked to outperformance of their respective benchmark (on a one-year basis) and a peer group of investment managers (on a three-year basis).
Knott Capital
In addition to highly competitive base salaries, each employee, including Messrs. Knott and Schofield, receive annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies among portfolio managers.
Knott Capital does not compensate directly on performance of individual portfolios or any other specific measure. Cash bonuses are determined on overall contributions made by the portfolio managers and are subjective. Knott Capital believes that basing compensation on specific measures such as investment performance can at times create conflicts of interests.
Messrs. Knott and Schofield are each compensated in accordance with the aforementioned policy.
Rock Canyon Advisory Group
Portfolio managers receive both salary compensation and profit sharing.
As a majority owner of Rock Canyon, Mr. Ferrell receives profits (net of expenses) from the sub-adviser equal to his percentage of ownership in the sub-adviser.

OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of September 30, 2009)
          In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.
Quaker Global Tactical Allocation Fund
Quaker Strategic Growth Fund

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
MANU DAFTARY	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(DG Capital)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$189	million	0	$0
Other Pooled Investment Vehicles	4	$277.7	million	2	$23	million
Other Accounts(1)	32	$763.6	million	4	$184	million
Quaker Long-Short Tactical Allocation Fund

			NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
			WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	BASED ON ACCOUNT
	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
JONATHAN FERRELL (Rock Canyon)
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	0	$0	0	$0

TODD DRANEY (Rock Canyon)
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	0	$0	0	$0
     Quaker Small-Cap Growth Tactical Allocation Fund

					TOTAL ASSETS IN
				NUMBER OF ACCOUNTS	ACCOUNTS WHERE
				WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
STEPHEN W. SHIPMAN	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	ON ACCOUNT
(Century Management, Inc.)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	14	$11	million	9	$6.3	million
     Quaker Capital Opportunities Fund

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
CHARLES A. KNOTT	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	1	$3.2	million	0	$0
Other Accounts(1)	1,165	$460	million	0	$0

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
PETER M. SCHOFIELD	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts(1)	1,165	$460	million	0	$0

     Quaker Mid-Cap Value Fund

					TOTAL ASSETS IN
				NUMBER OF ACCOUNTS	ACCOUNTS WHERE
				WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
FRANK LATUDA, JR., CFA	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	ON ACCOUNT
(Kennedy)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	1	$1	million	0	$0
Other Accounts	57	$1,156	million	0	$0
     Quaker Small-Cap Value Fund

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
THEODORE R. ARONSON	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
STEFANI CRANSTON	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
KEVIN M. JOHNSON	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
STUART P. KAYE	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
GINA MARIE N. MOORE	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
MARTHA E. ORTIZ	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

				NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
				WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
R. BRIAN WENZINGER	NUMBER OF	TOTAL ASSETS IN		BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS		PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7	billion	2	$81	million
Other Pooled Investment Vehicles	21	$2.9	billion	5	$233	million
Other Accounts(1)	104	$11.6	billion	45	$4.0	billion

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.
     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:
▪	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

▪	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

▪	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

▪	With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

▪	The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     The Adviser/sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Specific Conflicts of Interest
Adviser
          The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.
AJO
          It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy. However, AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
Century
          At the sole discretion of Century Management, certain qualified clients may pay a performance fee. Performance fees are determined on a case-by-case basis and in accordance with the requirements set forth in applicable laws, rules, and regulations. This fee is charged in arrears on an annual basis. Under this fee arrangement, there is the potential for a conflict of interest in that the performance fee may be an incentive for the Advisor to make investments that are riskier or more speculative than would be the case absent a performance fee arrangement.
          Century Management or individuals associated with Century Management may buy or sell securities identical to those recommended to customers for their personal accounts so long as such transactions are pre-approved and such trades are placed by an authorized trader at Century Management. Additionally, related persons may have an interest or position in certain securities that may also be recommended to a client(s).
          Clients are advised that a conflict of interest exists if Century Management recommends its own managed Funds and services or funds where it acts as a subadviser and that clients and prospective clients are under no obligation to act upon any of the recommendations made by Century Management.
DG Capital
          Portfolio managers at DG Capital typically manage multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. In addition, DG Capital has adopted brokerage policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

Kennedy
          Within Kennedy’s mid cap value strategy, Mr. Latuda manages a number of separate accounts and a commingled vehicle, as well as a model portfolio for a unified managed account (UMA) program. Mr. Latuda also manages separate accounts for the firm in a small cap strategy as well as an all cap value strategy. Certain conflicts may arise as the result of an account’s size, client-imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy pursuant to Kennedy’s internal policies and procedures, which also extend to its brokerage practices.
Knott Capital
          At Knott Capital, individual portfolio managers may manage multiple accounts for multiple clients. Knott Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the Chief Compliance Officer and/or his designee. Knott Capital does not always feel certain investments are appropriate for all accounts. In these instances, Knott Capital may not allocate certain investments to all accounts. Knott Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another. When appropriate, all accounts will receive a pro-rata share of investment opportunities. When trades can’t be blocked due to client imposed restrictions, Knott Capital will execute transactions in a random manner.
Rock Canyon
          The sub-adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
Distributor. Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s classes of shares. Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Services, LLC, the transfer agent for the Funds.
          Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
          Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.
          Quasar from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Quasar, as of June 30, 2009, is as follows:

	Class A Shares
	2009		2008		2007
		After		After		After
Fund	Aggregate	Reallowance	Aggregate	Reallowance	Aggregate	Reallowance
Quaker Global Tactical Allocation Fund	$12,490	$2,545.00	—	—	—	—
Quaker Long-Short Tactical Allocation Fund(1)	$19,572	—	—	—	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	$1,012	—	—	—	—	—
Quaker Strategic Growth Fund	$215,906	$13,634.10	$51,091.65	$13,815.97	$88,524	$4,085
Quaker Capital Opportunities Fund	$2,953	—	$260,000.00	$6,468.09	$4,499	$146
Quaker Mid-Cap Value Fund	$729	—	$1,366.57	$250.00	$9,854	$387
Quaker Small-Cap Value Fund	$737	—	—	—	$6,958	$226

(1)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.

          For each of the fiscal years ended June 30, 2009 and 2008, Quasar retained front-end sales loads of $16,179 and $20,634, respectively from the sale of Class A Shares of the Fund.

	Net Underwriting	Compensation on
Name of Principal	Discounts and	Redemptions and	Brokerage
Underwriter	Commissions	Repurchases	Commissions	Other Compensation
Quasar Distributors, LLC	$225,318	N/A	N/A	N/A
          Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of each Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of each Fund.
          The Plans permit each Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Funds.
          A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
          The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares.

On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the affected Fund to which the Plan relates.
     Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2009 are as follows:

NAME OF FUND	CLASS A	CLASS B	CLASS C
Quaker Global Tactical Allocation Fund	$49,549	—	$110,610
Quaker Long-Short Tactical Allocation Fund	$594	—	$11
Quaker Small-Cap Growth Tactical Allocation Fund	$3,000	—	$20,519
Quaker Strategic Growth Fund	$1,614,604	$6,824	$1,233,846
Quaker Capital Opportunities Fund	$16,422	$1,340	$40,235
Quaker Biotech Pharma-Healthcare Fund	$6,020	$2,187	$17,985
Quaker Mid-Cap Value Fund	$24,059	$2,080	$34,274
Quaker Small-Cap Value Fund	$54,473	$1,253	$32,276
     Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2009 are as follows:

Class A Shares
		Printing &
		Mailing of				Interest,
		Prospectuses				Carrying or
		to Other		Compensation		Other
		Than Current	Compensation	to	Compensation to	Financing
Name of Fund	Advertising	Shareholders	to Underwriters	Broker-Dealers	Sales Personnel	Charges	Other*
Quaker Global Tactical Allocation Fund	$2,163.44	$217.41	$37,259.43	$34,220.05	$36,254.95	$445.01	$9,532.30
Quaker Long-Short Tactical Allocation Fund	$25.94	$2.61	$446.67	$410.23	$434.63	$5.33	$114.27
Quaker Small-Cap Growth Tactical Allocation Fund	$131.03	$13.17	$2,256.67	$2,072.58	$2,195.83	$26.95	$577.34
Quaker Strategic Growth Fund	$70,521.74	$7,087.06	$1,214,547.51	$1,115,472.83	$1,181,804.39	$14,506.06	$310,724.75
Quaker Capital Opportunities Fund	$717.03	$72.06	$12,348.87	$11,341.53	$12,015.96	$147.49	$3,159.28
Quaker Mid-Cap Value Fund	$1,050.48	$105.57	$18,091.68	$16,615.88	$17,603.94	$216.08	$4,628.50
Quaker Biotech Pharma-Healthcare Fund**	$262.89	$26.42	$4,527.62	$4,158.29	$4,405.56	$54.08	$1,158.33
Quaker Small-Cap Value Fund	$2,378.46	$239.02	$40,962.55	$37,621.10	$39,858.24	$489.24	$10,479.69

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.

**	The Quaker Biotech Pharma-Healthcare Fund liquidated as of April 3, 2009.

Class B Shares^
		Printing &
		Mailing of				Interest,
		Prospectuses				Carrying
		to Other	Compensation	Compensation	Compensation	or Other
		Than Current	to	to Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Global Tactical Allocation Fund	—	—	—	—	—	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	—	—	—	—	—	—	—
Quaker Strategic Growth Fund	—	—	$1,181.53	$5,795.21	—	—	—
Quaker Capital Opportunities Fund	—	—	$226.94	$1,113.12	—	—	—
Quaker Mid-Cap Value Fund	—	—	$371.76	$1,823.43	—	—	—
Quaker Biotech Pharma-Healthcare Fund**	—	—	$671.69	$3,294.51	—	—	—
Quaker Small-Cap Value Fund	—	—	$224.40	$1,100.66	—	—	—

^	As of October 6, 2009, Class B Shares are no longer offered by the Funds.

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class B Shares.

**	The Quaker Biotech Pharma-Healthcare Fund liquidated as of April 3, 2009.

Class C Shares
		Printing &
		Mailing of				Interest,
		Prospectuses				Carrying
		to Other Than		Compensation	Compensation	or Other
		Current	Compensation	to Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	to Underwriters	Dealers	Personnel	Charges	Other*
Quaker Global Tactical Allocation Fund	—	—	$134,184.42	$456.62	—	—	—
Quaker Long-Short Tactical Allocation Fund	—	—	$12.44	$0.04	—	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	—	—	$23,737.68	$80.78	—	—	—
Quaker Strategic Growth Fund	—	—	$1,518,102.23	$5,166.04	—	—	—
Quaker Capital Opportunities Fund	—	—	$45,789.26	$155.82	—	—	—
Quaker Mid-Cap Value Fund	—	—	$38,812.23	$132.08	—	—	—
Quaker Biotech Pharma-Healthcare Fund**	—	—	$20,556.60	$69.95	—	—	—
Quaker Small-Cap Value Fund	—	—	$37,113.37	$126.30	—	—	—

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class C Shares.

**	The Quaker Biotech Pharma-Healthcare Fund liquidated as of April 3, 2009.

CUSTODIAN
     Brown Brothers Harriman & Co. (“BBH&Co”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for each Fund’s assets. As custodian, BBH&Co. acts as the depositary for each Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as custodian. For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of each Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.
TRANSFER AGENT AND ADMINISTRATOR
     US Bancorp Fund Services, LLC (“USB”), located at 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.
     USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.
     BBH&Co. serves as administrator to the Trust pursuant to a written agreement with the Trust. BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. BBH&Co. is responsible for:
(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC; and

(f)	maintaining the Fund’s financial accounts and records.

     For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.
     Prior to December 11, 2006, CMFS served as the Fund’s transfer agent and administrator. For the fiscal year ended June 30, 2007, the Funds paid to CMFS transfer agency fees of $910,394. The aggregate transfer agency fees paid to CMFS also include fund accounting and administration fees. For the fiscal year ended June 30, 2007, the Funds paid to USB transfer agency fees of $357,019 and paid to BBH&Co. administration fees of $376,639. For the fiscal year ended June 30, 2008, the Funds paid to USB transfer agency fees of $950,677 and paid to BBH&Co. administration fees of $365,361. For the fiscal year ended June 30, 2009, the Funds paid to USB transfer agency fees of $$741,962 and paid to BBH&Co. administration fees of $328,581.
LEGAL COUNSEL
     Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm for the Trust.
CODES OF ETHICS
     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
     The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Funds.
     The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.
     The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
     The Funds’ principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
     Copies of the Codes of Ethics are on file with and publicly available from the SEC.
PROXY VOTING POLICIES
     The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-advisers. The proxy voting policies of each Adviser/sub-adviser are attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent twelve (12) month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
     The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.
BROKERAGE ALLOCATION
     The advisory/subadvisory agreements provide that the Adviser/sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/sub-advisers in determining the overall reasonableness of brokerage commissions.
     The Adviser and each sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
     The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference between their cost for the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. Kennedy, sub-adviser to Quaker Mid-Cap Value Fund, generally trades over-the-counter securities with non-principal market makers.
     The Adviser and one or more of the sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the sub-adviser. The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
     If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
     The amount of brokerage commissions paid by each Fund during the three fiscal years ended June 30, 2009, 2008, and 2007 are set forth below:

	Total Amount of Brokerage
	Commissions Paid
Name of Fund	2009	2008	2007
Quaker Global Tactical Allocation Fund	$232,087	$18,820	—
Quaker Long-Short Tactical Allocation Fund(1)	$271,071	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	$46,887	—	—
Quaker Strategic Growth Fund	$4,211,855	$1,699,150	$4,746,006
Quaker Capital Opportunities Fund	$1,400	$34,091	$50,436
Quaker Mid-Cap Value Fund	$64,481	$198,823	$216,111
Quaker Small-Cap Value Fund	$172,104	$100,430	$111,371

(1)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.

COMMISSION RECAPTURE
     The sub-advisers maintain a commission recapture program with certain broker-dealers for Quaker Global Tactical Allocation Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, and Quaker Mid-Cap Value Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the broker-dealer and is used to offset the respective Fund’s total expenses. Participation in the program is voluntary and the sub-advisers receive no benefit from the recaptured commissions. The Commission Recapture Program was terminated as of November 30, 2008. The following table represents the total estimated brokerage paid to brokers participating in the commission recapture program and the actual amount of commission recaptured by the respective Funds for the fiscal year ended June 30, 2009:

Fund	Commissions Paid	Commissions Recapture
Quaker Global Tactical Allocation Fund	$13,603	$6,801
Quaker Strategic Growth Fund	$447,003	$223,501
AFFILIATED TRANSACTIONS
     When buying or selling securities, the sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.
     Mr. King, the Chief Executive Officer and Chairman of the Trust, as a former registered representative for Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio brokerage commissions executed on behalf of the Funds. For the fiscal year ended June 30, 2009, brokerage commissions paid to Radnor for portfolio transactions executed on behalf of the Funds were $447,003 and $13,603 for Quaker Strategic Growth Fund, Quaker Global Tactical Allocation Fund, respectively.
     For the fiscal years ended June 30, 2007, 2008 and 2009, the Funds paid brokerage commissions as set forth below:

							Percentage of Fund’s Aggregate
	Aggregate Dollar Amount of			Percentage of Fund’s Total Amount			Dollar Amount of Transactions
	Fund’s Brokerage Commissions Paid			of Brokerage Commissions Paid to			Involving Payment of
		To Radnor			Radnor		Commissions to Radnor
Name of Fund	2007	2008	2009	2007	2008	2009	2007	2008	2009
Quaker Global Tactical Allocation Fund	*-	$3,483	$13,603	*	18.51%	5.86%	*	6.59%	1.87%
Quaker Long-Short Tactical Allocation Fund	*	*	*	*	*	*	*	*	*
Quaker Small-Cap Growth Tactical Allocation Fund	*	*	*	*	*	*	*	*	*
Quaker Strategic Growth Fund	$1,143,339	$539,453	$447,003	24.09%	31.75%	10.61%	20.21%	16.43%	4.54%
Quaker Capital Opportunities Fund	*	*	*	*	*	*	*	*	*
Quaker Mid-Cap Value Fund	$166,965	*	*	77.26%	*	*	48.76%	*	*
Quaker Small-Cap Value Fund	*	*	*	*	*	*	*	*	*

*	No commissions paid during period.
SHAREHOLDER INFORMATION
     The Trust offers Class A, C and Institutional Class Shares. Each class involves different sales charges, features and expenses as described more fully in the Prospectus.
PURCHASES AND SALES THROUGH BROKERS
     The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.
SALES CHARGE REDUCTIONS AND WAIVERS
     Prior to June 23, 2000, the only class of shares offered by the Funds was No-Load class shares. Following shareholder approval on June 23, 2000, all No-Load class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class C and Institutional Class Shares.
     Class A Shares of all Funds are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:

(1)	Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.
(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Qualified retirement plan that places either: (i) 100 or more participants; or (ii) $300,000 or more of combined participants’ initial assets into the Funds, in the aggregate.

(4)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.
(5)	Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.
(6)	Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)	College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)	Organizations described in Section 501(c)(3) of the Internal Revenue Code.

(12)	Charitable remainder trusts.

(13)	Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.

(14)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.
     Contingent Deferred Sales Charges and Waivers.
     Class C: Class C Shares purchased on or after July 1, 2008, will no longer be subject to a Contingent Deferred Sales Charge (“CDSC”).
REDEEMING SHARES
     Redemptions of each Fund’s shares will be made at net asset value (“NAV”). Each Fund’s NAV is determined on days on which the NYSE Arca is open for trading, as discussed further below.

     Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
     Net Asset Value. Each Fund determines its NAV each day NYSE Arca is open for trading. The NYSE Arca is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within sixty (60) days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.
     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which: (i) NYSE Arca is closed (other than for customary weekend and holiday closings); (ii) trading on NYSE Arca is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.
     Distributions of Net Investment Income. The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
     Distributions of Capital Gains. A Fund may derive a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
     Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
     Effect of Investment in Foreign Securities. Each Fund is permitted to invest in foreign securities as described above. Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.
     Pass-through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.
     Effect of Foreign Debt Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.
     PFIC Securities. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
     Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status of such distribution for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.
     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)	the Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’ total assets or 10% of the outstanding voting securities of the issuer;

(ii)	the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)	the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
     Excise Tax Distribution Requirements. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:
     Required Distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
     Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year-end of June 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e. July 1).
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six (6) months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Conversion of Class B Shares into Class A Shares. The automatic conversion of Class B Shares into Class A Shares will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.
     Cost Basis Reporting. Under provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.
     U.S. Government Securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.
     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.
     This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.
     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.
     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.
     Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.
     Derivatives. Each Fund is permitted to invest in certain options and futures contracts to hedge a Fund’s portfolio or for other permissible purposes consistent with that Fund’s investment objective. If a fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income-tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary), and to realize and distribute any resulting income and gains.
     Tax Straddles. A Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
     Convertible Debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.
     Short Sales and Securities Lending Transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.
     Investment in Taxable Mortgage Pools (Excess Inclusion Income). The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
     These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of a Fund’s receipt and distribution of excess inclusion income.
     Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
     Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).
     A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are non residential alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
     In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends., including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
     Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
     Interest-Related Dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source: (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
     Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
     Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Effectively Connected Income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations; and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
     Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REIT”). The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S.-REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.
     The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”), from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment company) as follows:

•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
     These rules apply to dividends paid by a Fund before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.
     Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
     U.S. Estate Tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S. estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.
     U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
     Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.
PERFORMANCE INFORMATION
     To obtain the Funds’ most current performance information, please visit www.quakerfunds.com.
     Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.
DESCRIPTION OF SHARES
     The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has seven (7) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Capital Opportunities Fund and the Quaker Long-Short Tactical Allocation Fund, which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.
     Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.
     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.

     Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.
FINANCIAL STATEMENTS
The audited financial statements of each Fund for the fiscal year ended June 30, 2009 and the reports of the Funds’ are included in the 2009 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
Advisers/sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust

Proxy Voting Policy and Procedures
Board Approval	Yes.
Required:
Most Recent	August 20, 2009
Board Approval:
References:	Investment Company Act — Rule 30b1-4
GENERAL
     The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).
     QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
     Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.
GENERAL PROXY VOTING GUIDELINES
     QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
     QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For

Blank Check Preferred Stock	Against

[1]	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against

Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
     QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.
     Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.
RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•	At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.
REVOCATION OF AUTHORITY TO VOTE
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

     QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:
•	Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•	Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.
     QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.
     QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.
MAINTENANCE OF PROXY VOTING RECORDS
     QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
     The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
SECURITIES LENDING PROGRAM
     When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where QFI or the applicable Fund’s sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

Aronson+Johnson+Ortiz, LP
Overview
Aronson+Johnson+Ortiz, LP (AJO), exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts, as adviser to the plan, AJO must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of its clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting service, and it will generally vote proxies in accordance with the recommendations it receivea from these services. AJO has procedures in place to ensure the advice the firm receives is impartial and in the best interests of its clients. AJO votes each proxy individually and on rare occasions it will not follow the third- party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third-party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).
In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of AJO’s third-party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third-party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO’s proxy voting authority in writing. In the case where both AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO’s secondary proxy service.
Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document-filing and -retention system.
Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling AJO collect at 215/546-7500.
AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

CENTURY MANAGEMENT AND CM ADVISERS FUND
PROXY VOTING AND DISCLOSURE POLICY
(Amended February 28, 2006)

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and the CM Advisers Fund (“Adviser”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.

A.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently James Brilliant. The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

2.	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

3.	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals that fairly align management, employees and the Board of Directors with those of shareholders:

•	Generally voting against cumulative voting as a result of a classified board structure prevents shareholders from electing a full slate of directors at annual meetings; and

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt the use of cumulative voting; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•	Eliminate preemptive rights.

B.	Compensation

1.	General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

C.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.

III.	Conflicts

In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an affiliate of a client of Adviser), the Adviser will ask an independent third party to review the issue and vote on what they believe to be in the best interest of the client(s).

IV.	Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)	Records of client requests for proxy voting information, and

(vi)	With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser. These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request. Adviser reserves the right to modify and amend this policy without notice anytime.

D.G. Capital Management, Inc.
Proxy Voting Policies and Procedures
I.	INTRODUCTION
Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.
II.	STATEMENTS OF POLICIES AND PROCEDURES
A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act “), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.	Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or

4.	We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	LIMITATIONS ON OUR RESPONSIBILITIES

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

4.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

5.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

6.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.
D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.
E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.
F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.
III. PROXY GUIDELINES
The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.

Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.
A. Annual Election of Directors
D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:
•	Election of directors based upon classes or staggered terms tends to entrench present management;

•	Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

•	Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder’s investment.
B. Board of Directors
D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:
•	Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

•	Helps to ensure that a director’s interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

•	Pension and benefit programs may compromise the independence of directors.
C. Confidential Voting
D.G. Capital supports a system of confidential voting for the following reasons:
•	Ensures confidentiality;

•	Promotes corporate democracy and the integrity of the proxy system; and

•	Avoids potential for coercion or improper influence.
D. Cumulative Voting
D.G. Capital supports cumulative voting for the following reasons:
•	Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

•	Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

•	Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.
E. Executive Compensation
•	D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

•	D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

•	D.G. Capital supports stock-based compensation plans which are broad-based.

•	D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

•	D.G. Capital does not support replacement or repricing of “underwater” stock options.

•	D.G. Capital supports shareholder proposals that link executive compensation to the company’s achievement of long term performance goals.
F. Golden-Parachute Payments
D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

•	Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

•	Excessive exit payments come at the expense of shareholders’ net worth and represents a waste of corporate assets.
G. Placement of Securities
D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:
•	By the placement of a large amount of voting stock in “friendly hands,” management may effectively block shifts in control of the company;

•	Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders’ investment; and

•	Shareholders should be given a voice in matters involving control of a company.
H. “Poison Pill” Amendments or Proposals
D.G. Capital believes that “poison pill” amendments to a company’s by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:
•	Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

•	Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

•	Poison pills seem to have no utility except to discourage third-party bids for a company’s stock; and

•	Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).
I. Solicitation of Political Contributions
D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:
•	Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

•	Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

•	Solicitation by management may expose a company to litigation and diminish shareholder value.
J. Stock with Disproportionate Voting Rights
D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:
•	Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

•	Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

•	Stock with unequal voting rights violates the concept of shareholders’ or corporate democracy; and

•	Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders’ Investment.
K. Stock Ownership for Directors
D.G. Capital favors requiring directors to own some amount, however modest, of their company’s stock for the following reasons:
•	Helps to ensure that a director’s interests coincide with the company’s shareholders; and

•	May increase management’s sensitivity and responsiveness to shareholder concerns.

L. Corporate/Social Responsibility
D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.
VERSION: JULY 6, 2003

Kennedy Capital Management, Inc.
Proxy Voting Policy
Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which it exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.
Kennedy Capital Management, Inc. (the “Firm”) has adopted the following policies with respect to voting proxies on behalf of its clients:
1.	This written proxy voting policy, which may be updated and supplemented from time to time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client. Exception reports are prepared when proxies are voted other than within the written policy;

4.	The Firm documents the reasons for voting, including exceptions;

5.	The Firm maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and

7.	The Firm maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.
The Firm votes all proxies from a specific issuer the same way for each client absent specific voting guidelines from a client. Clients are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place restrictions on the actual selection of account securities. In order to facilitate this proxy voting process, Proxy Governance, Inc. (“PGI”) has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.
CONFLICTS OF INTERESTS
The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors. The management fees collected from such clients are the Firm’s principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.
To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm’s interests. The Firm may, in selected matters, disclose conflicts to its board of directors to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.
Consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Firm directs execution of client transactions to selected brokers in recognition of their furnishing investment research service. The availability of such research may create a conflict between the interests of the client in obtaining the lowest cost execution and the Firm’s interest in obtaining the service.

Proxy Governance, Inc. (“PGI”)
PGI is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Firm include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities.
PGI also provides the Firm with reports that reflect proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities. The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) is reimbursed to the broker-dealer provider.
Management Proposals:
I. When voting on ballot items which are fairly common management-sponsored initiatives certain items are generally, although not always, voted affirmatively.
-	“Normal” elections of directors

-	Approval of auditors/CPA

-	Directors’ liability and indemnification

-	General updating/corrective amendments to charter

-	Elimination of cumulative voting

-	Elimination of preemptive rights
II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively.
-	Capitalization changes which eliminate other classes of stock and voting rights

-	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization

-	Stock purchase plans with an exercise price of less than 85% of fair market value

-	Stock option plans that are incentive-based and not excessive

-	Other stock-based plans which are appropriately structured

-	Reductions in supermajority vote requirements

-	Adoption of anti-greenmail provisions
III. When voting items that have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management-sponsored initiative.
-	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders

-	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

-	Classified boards of directors

-	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

-	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

-	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

-	Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

-	Proposals which require inappropriate endorsements or corporate actions
Active Communications With Corporate Management
The Firm has actively voted against management-sponsored initiatives where appropriate. This is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions can or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other forums. The Firm provides its policies to each client for which the Firm has been delegated the authority or responsibility to vote proxies and others, upon request.
The Firm has historically, and will in the future, review the proxy process for ERISA funds to have two operative principles:

-	Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

-	Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.
To date, the Firm has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.
The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.
As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

Knott Capital Management
Proxy Voting Summary
Knott Capital Management (“KC”) takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
The CCO is responsible for establishing our policies and procedures. The CCO reviews these policies and procedures periodically and makes such changes as he believes are necessary.
KC reviews all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.
To ensure that voting responsibilities are met, the CCO has established operational procedures to spot check client proxies against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.
We maintain proxy voting records for all accounts and make these records available to clients at their request.
I	External Auditor

A.	Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

II	Board of Directors
A.	Director Nominees

Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KC):
•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships

•	Inside, Outside, and Independent Directors

•	Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.
B.	Director Indemnification and Liability Protection
1.	Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with the proposal.

2.	Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4.	Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C.	Director Duties and Stakeholder Laws

Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.	Director Nominations

Vote for shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.	Inside Versus Independent Directors
1.	Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with the proposal.

2.	Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
F.	Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.	Term of Office

Vote against proposals to limit the tenure of outside directors.

III	Proxy Contests and Corporate Defenses

A.	Proxy Contests for Board Seats

All votes in a contested election of directors are normally voted in accordance with the majority.

B.	Classified Boards
1.	Vote against proposals to classify the board.

2.	Vote for proposals to repeal a classified board, and to elect all directors annually.
C.	Cumulative Voting
1.	Vote for proposals to permit cumulative voting in the election of directors.

2.	Vote against proposals to eliminate cumulative voting in the election of directors.
D.	Director Nominations

Vote against management proposals to limit shareholders’ ability to nominate directors.

E.	Shareholders’ Right to Call Special Meetings
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.

2.	Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F.	Shareholder Action by Written Consent
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.

2.	Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G.	Size of the Board
1.	Vote for proposals that seek to fix the size of the Board.

2.	Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
H.	Shareholders’ Ability to Remove Directors
1.	Vote against proposals that state directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV	Tender Offers and Corporate Defenses
A.	Fair Price Provisions

1.	Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B.	Greenmail
1.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Vote in accordance with the on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.	Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C.	Poison Pills
1.	Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2.	Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with the proposal.

3.	Management proposals to ratify a poison pill are normally voted in accordance with the on each individual proposal.
D.	Stakeholder Provisions

Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.

E.	Super-majority Vote Requirement to Approve Mergers
1.	Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

2.	Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F.	Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

1.	Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

2.	Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G.	Unequal Voting Rights

Vote against proposals for dual class exchange offers and dual class recapitalizations.
H.	Existing Dual Class Companies
1.	Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

2.	Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I.	White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V	Miscellaneous Corporate Governance Provisions

A.	Abstention Votes

Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.

B.	Annual Meetings
1.	Vote for management proposals asking for authority to vote at the meeting for “other matters” not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

2.	Vote against shareholder proposals to rotate the time or place of annual meetings.
C.	Confidential Voting and Independent Tabulation and Inspections

Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.	Equal Access

Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.	Bundled Proposals

Bundled or “conditioned” proxy proposals are normally voted in accordance with ADP analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.	Shareholder Advisory Committee
1.	Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with the proposal.

2.	Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with the proposal.
G.	Disclosure Proposals
Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with the proposal.
H.	Conflict of Interest
When facing conflicts between our interests and the interests of our clients, KC will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KC must exercise caution to ensure our clients’ interests are not compromised.
We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:
(i)	identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

(ii)	determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

(iii)	review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

(iv)	CCO to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

(v)	pursuant to the request of the Board of Trustees of the Quaker Trust, KC will report to the Board any conflict of interest matter and how the CCO resolved it.
          The CCO will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.
VI	Capital Structure

A.	Common Stock Authorization
1.	Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with the proposal.

2.	Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with the proposal.

3.	Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Stock
1.	Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2.	Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with the proposal.

3.	Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4.	Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

Proposals to provide shareholders with preemptive rights are normally voted in accordance with the proposal.

G.	Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with the proposal.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII	Executive Compensation/Employee Consideration

A.	Incentive Plans

All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with the proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Knott Capital):
•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’ equity paid to its executives)

•	Voting power dilution — Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	Process for determining pay levels
B.	Shareholder Proposals to Limit Executive and Director Compensation
1.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

2.	All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with the proposal.
C.	Golden Parachutes
1.	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2.	Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with the proposal.
D.	Employee Stock Ownership Plans (ESOP)
1.	Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

2.	Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with the proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution
E.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

F.	DISCOUNTED OPTIONS/RESTRICTED STOCK

Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with the proposal.)

G.	Pension Fund Credits

Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

VIII	State of Incorporation

A.	Re-Incorporation Proposals

Proposals to change a corporation’s state of incorporation are normally voted in accordance with the proposal.

B.	State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with the proposal.

C.	State Fair Price Provisions

Proposals to opt out of S.F.P’s are normally voted in accordance with the proposal.

D.	Stakeholder Laws

Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.	Disgorgement Provisions

Proposals to opt out of disgorgement provisions are normally voted in accordance with the proposal.

IX	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with the proposal. The voting decision depends on a number of factors, including:
•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.
B.	Corporate Restructurings

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with the proposal.

C.	Spin-Offs

Votes on spin-offs are normally voted in accordance with the proposal, considering
•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.
D.	Asset Sales

Votes on asset sales are normally voted in accordance with the proposal, Considering:
•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.
E.	Liquidations

Votes on liquidations normally voted in accordance with the proposal, after reviewing :
•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.

F.	Rights of Appraisal

Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.	Changing Corporate Name

Vote for changing the corporate name.

X	Social Issues Proposals

A.	Social Issues Proposals

Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with the proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, vote for disclosure reports that seek additional information.

XI	Proxies Not Voted

A.	Shares Out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.	Share-Blocking

Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.

C.	Other

There may be circumstances, such as costs or other factors, where KC would in its reasonable discretion refrain from voting proxy shares.

Rock Canyon Funds Proxy Voting Policies and Procedures
     Pursuant to rules established by the SEC under the 1940 Act the Board of Trustees of the Rock Canyon Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).
     Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.
     In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser, or sub-adviser, if applicable, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Funds’ investment advisers or sub-advisers, as appropriate, to make decisions on casting proxy votes.
     In some instances, an adviser (or sub-adviser) may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the adviser (or sub-adviser) or an affiliated person of the adviser (or sub-adviser). In such a case, the adviser (or sub-adviser) is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The adviser (or sub-adviser) shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the adviser (or sub-adviser), is most consistent with the adviser’s (or sub-adviser’s) proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.
     A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 869-1679, and on the SEC’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling (800) 869-1679. The information also is available on the SEC’s website at http://www.sec.gov.
Responsible Party/Procedures: Chief Compliance Officer
Approved:     April 9, 2003

Quaker Investment Trust
PART C: OTHER INFORMATION
Item 23. Exhibits

(a) (1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(a) (2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)

(a) (3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006.	(6)

(a) (4)	Instrument Establishing and Designating Series and Classes, dated October 28, 2008.	(12)

(a) (5)	Amended and Restated Declaration of Trust, dated May 13, 2009.	(14)

(b) (1)	Amended and Restated Bylaws, dated August 1, 1996.	(1)

(b) (2)	Amendment No. 1 to Bylaws, dated January 13, 2004.	(2)

(b) (3)	Amendment No. 2 to Bylaws, dated March 10, 2005.	(5)

(c) (1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 1, 1996.	(1)

(c) (2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(d) (1)	Investment Advisory Agreement between the Registrant and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)

(d) (2)	Amendment to the Investment Advisory Agreement between the Registrant and QFI, dated August 22, 2008.	(11)

(d) (3)	Amendment to the Investment Advisory Agreement between the Registrant and QFI, dated October 27, 2008.	(12)

(d) (4)	Amendment to the Investment Advisory Agreement between the Registrant and QFI, dated February 19, 2009.	(13)

(d) (5)	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. on behalf of the Quaker Strategic Growth Fund, dated May 3, 2005.	(4)

(d) (6)	Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated May 3, 2005.	(4)

(d) (7)	Amendment to the Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated July 1, 2007.	(8)

(d) (8)	Investment Subadvisory Agreement between QFI and Kennedy Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated September 25, 2008.	(12)

(d) (9)	Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)

(d) (10)	Investment Subadvisory Agreement between QFI and DG Capital Management on behalf of the Quaker Global Tactical Allocation Fund (formerly Quaker Global Total Return Fund), dated May 1, 2008.	(12)

(d) (11)	Investment Subadvisory Agreement between QFI and Bjurman, Barry & Associates on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund (formerly Quaker Small-Cap Growth Total Return Fund), dated August 27, 2008.	(12)

(d) (12)	Investment Subadvisory Agreement between QFI and Century Management on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund, dated April 30, 2009.	*

(d) (13)	Investment Subadvisory Agreement between QFI and Rock Canyon Advisory Group, Inc. on behalf of the Quaker Long-Short Tactical Allocation Fund, dated June 15, 2009.	*

(e) (1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated November 17, 2006.	(8)

(e) (2)	Amendment to the Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated January 1, 2007.	(8)

(e) (3)	Amendment to the Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated October 27, 2008.	(12)

(e) (4)	Amendment to the Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated February 19, 2009.	(14)

(f)	Not Applicable.

(g) (1)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated August 11, 2006.	(7)

(g) (2)	Amendment to Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated October 27, 2008.	(12)

(g) (3)	Amendment to Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 19, 2009.	(14)

(h) (1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(h) (2)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated June 30, 2009.	*

(h) (3)	Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated November 27, 2006.	(8)

(h) (4)	Amendment to the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated May 31, 2008.	(11)

(h) (5)	Amendment to the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated October 27, 2008.	(12)

(h) (6)	Amendment to the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 19, 2009.	(14)

(h) (7)	Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(i) (1)	Opinion of Counsel with Respect to Institutional Shares of the Quaker Global Tactical Allocation Fund (formerly, Quaker Global Total Return Fund) and the Quaker Capital Opportunities Fund.	(10)

(i) (2)	Opinion of Counsel with Respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.	(8)

(i) (3)	Opinion of Counsel with respect to the Quaker Global Growth Fund, dated October 20, 2006.	(6)

(i) (4)	Opinion of Counsel with respect to the Quaker Small-Cap Growth Tactical Allocation Fund (formerly, Quaker Small-Cap Growth Total Return Fund).	(11)

(i) (5)	Opinion of Counsel with respect to all series.	(7)

(i) (6)	Opinion of Counsel with respect to the Quaker Long-Short Tactical Allocation Fund.	(14)

(j) (1)	Consent of Counsel.	*

(j) (2)	Consent of Independent Registered Public Accounting Firm.	*

(k)	Not Applicable.

(l)	Not Applicable.

(m) (1)	Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Registrant, dated April 30, 2009.	(14)

(m) (2)	Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Registrant, dated April 30, 2009.	(14)

(n)	Rule 18f-3 Multiple Class Expense Allocation Plan, dated May 1, 2008.	(9)

(o)	Reserved.

(p) (1)	Code of Ethics of the Trust and Quaker Funds, Inc. as Amended and Restated, dated March 11, 2004.	(3)

(p) (2)	Code of Ethics for Quasar Distributors, LLC.	*

(p) (3)	Code of Ethics for Aronson+Johnson+Ortiz, LP, dated January 3, 2001.	(8)

(p) (4)	Code of Ethics for Knott Capital Management, dated April 30, 2006.	(8)

(p) (5)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated as of November 13, 2008.	*

(p) (6)	Amended Code of Ethics for D.G. Capital Management, Inc., dated January 1, 2007.	(8)

(p) (7)	Code of Ethics for Century Management, dated June 6, 2008.	(14)

(p) (8)	Code of Ethics for Rock Canyon Advisory Group, dated January 1, 2006.	(14)

(q) (1)	Power-of-Attorney on behalf of Adrian Basora, James R. Brinton, David K. Downes, Laurie Keyes, Jeffry H. King, G. Michael Mara, Mark S. Singel, Warren West and Everett T. Keech.	(8)

(q) (2)	Power-of-Attorney on behalf of Gary Shugrue.	(12)

(*)	Filed herewith.

(1)	Incorporated by reference to post effective amendment nos. 8/6 (File Nos. 33-38074 and 811-6260) (filed August 29, 1996).

(2)	Incorporated by reference to post effective amendment nos. 31/29 (File Nos. 33-38074 and 811-6260) (filed February 13, 2004).

(3)	Incorporated by reference to post effective amendment nos. 32/30 (File Nos. 33-38074 and 811-6260) (filed October 28, 2004).

(4)	Incorporated by reference to post effective amendment nos. 33/31 (File Nos. 33-38074 and 811-6260) (filed August 26, 2005).

(5)	Incorporated by reference to post effective amendment nos. 34/32 (File Nos. 33-38074 and 811-6260) (filed October 28, 2005).

(6)	Incorporated by reference to post effective amendment nos. 36/34 (File Nos. 33-38074 and 811-6260) (filed October 20, 2006).

(7)	Incorporated by reference to post effective amendment nos. 37/35 (File Nos. 33-38074 and 811-6260) (filed October 26, 2006).

(8)	Incorporated by reference to post effective amendment nos. 39/37 (File Nos. 33-38074 and 811-6260) (filed October 29, 2007).

(9)	Incorporated by reference to post effective amendment nos. 40/38 (File Nos. 33-38074 and 811-6260) (filed June 10, 2008).

(10)	Incorporated by reference to post effective amendment nos. 41/39 (File Nos. 33-38074 and 811-6260) (filed June 18, 2008).

(11)	Incorporated by reference to post effective amendment nos. 43/41 (File Nos. 33-38074 and 811-6260) (filed September 3, 2008).

(12)	Incorporated by reference to post effective amendment nos. 44/42 (File Nos. 33-38074 and 811-6260) (filed October 28, 2008).

(13)	Incorporated by reference to post effective amendment nos. 45/43 (File Nos. 33-38074 and 811-6260) (filed April 2, 2009).

(14)	Incorporated by reference to post effective amendment nos. 46/44 (File Nos. 33-38074 and 811-6260) (filed June 2, 2009).

(15)	Incorporated by reference to post effective amendment nos. 47/45 (File Nos. 33-38074 and 811-6260) (filed June 11, 2009).

Item 24. Persons Controlled or Under Common Control with the Fund
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.
Item 25. Indemnification
Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant’s Declaration of Trust, Article XIV Section 8 of the Registrant’s Investment Advisory Agreement, Section 8(b) of the Registrant’s Administration Agreement, and Section (6) of the Registrant’s Distribution Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of the Investment Adviser
See the Prospectus, generally, and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.
Item 27. Principal Underwriters
Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ distributor. Quasar also serves as the distributor for the entities named below:

Academy Fund Trust	First Amer Strategy Funds, Inc.	MQS 130/30 Fund
ActivePassive Funds	Fort Pitt Capital Group, Inc.	Muhlenkamp (Wexford Trust)
Akre Funds	Fund X Funds	USA Mutuals Funds
Akros Absolute Return Fund	Fusion Funds, LLC	Newgate Capital
Al Frank Funds	Geneva Advisors All Cap Growth Fund	Nicholas Funds
Allied Asset Advisors Funds	Gerstein Fisher Funds	Osterweis Funds
Alpine Equity Trust	Glenmede Fund, Inc.	Perkins Capital Management
Alpine Income Trust	Glenmede Portfolios	Permanent Portfolio Funds
Alpine Series Trust	Greenspring Fund	Perritt Opportunities Funds
American Trust	Grubb & Ellis	Phocas Financial Funds
American Capital	Guinness Atkinson Funds	PIA Funds
Appleton Group	Harding Loevner Funds	Poplar Forest Partners Fund
Artio Global Funds	Harness Funds	Portfolio 21
Ascentia Funds	Hennessy Funds, Inc	Primecap Odyssey Funds
Brandes Investment Trust	Hennessy Mutual Funds, Inc.	Prospector Funds
Brandywine Blue Funds, Inc.	Hodges Funds	Purisima Funds
Brazos Mutual Funds	Hotchkis and Wiley Funds	Quaker Investment Trust
Bridges Investment Fund, Inc.	Huber Funds	Rainier Funds
Buffalo Funds	Intrepid Capital Management	Rigel Capital, LLC
CAN SLIM Select Growth Fund	Jacob Internet Fund Inc.	Rockland Small Cap Growth Fund
Capital Advisors Funds	Jensen Portfolio	Schooner Investment Group
Chase Funds	Keystone Mutual Funds	Smead Value Fund
Congress Fund	Kiewit Investment Fund L.L.L.P.	Snow Fund
Cookson Peirce	Kirr Marbach Partners Funds, Inc	Stephens Management Co.
Counterpoint Select Fund	LKCM Funds	Structured Investment Fund
Country Funds	Macquarie Funds	Teberg Fund
Davidson Funds	Marketfield Fund	Thompson Plumb (TIM)
DSM Capital Funds	Marquette Fund	Thunderstorm Mutual Funds
Edgar Lomax Value Fund	Masters’ Select Fund Trust	TIFF Investment Program, Inc.
Empiric Funds, Inc.	Matrix Asset Advisors, Inc.	Tygh Capital Management
Evermore Value Trust	McCarthy Fund	Villere Fund
FascianoFunds	Monetta Fund, Inc.	Windowpane Advisors, LLC
FIMCO Funds	Monetta Trust	Wisconsin Capital Funds, Inc.
First American Funds, Inc.	Morgan Dempsey Funds	Winslow Green Mutual Funds
First Amer Investment Funds, Inc.	MP63 Fund	WY Funds
Item 28. Location of Accounts and Records
Quaker Funds, Inc.
309 Technology Drive
Malvern, PA 19355
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Item 29. Management Services
The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.
Item 30. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 48 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Malvern, PA on the 28th day of October, 2009.
QUAKER INVESTMENT TRUST

By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 48 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Jeffry H. King, Sr.		October 28, 2009
Jeffry H. King, Sr.	Chief Executive Officer /Chairman and Trustee

/s/ Laurie Keyes		October 28, 2009
Laurie Keyes	Treasurer and Trustee

October 28, 2009
Mark S. Singel	Trustee*

October 28, 2009
Adrian A. Basora	Trustee*

October 28, 2009
James R. Brinton	Trustee*

October 28, 2009
Gary E. Shugrue	Trustee*

October 28, 2009
Warren West	Trustee*

October 28, 2009
Everett T. Keech	Trustee*

*By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

EXHIBIT INDEX

No.	Exhibit
(d)(12)	Investment Subadvisory Agreement between QFI and Century Management on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund, dated April 30, 2009.

(d)(13)	Investment Subadvisory Agreement between QFI and Rock Canyon Advisory Group, Inc. on behalf of the Quaker Long-Short Tactical Allocation Fund, dated June 15, 2009.

(h)(2)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated June 30, 2009.

(j)(1)	Consent of Counsel.

(j)(2)	Consent of Independent Registered Public Accounting Firm.

(p)(2)	Code of Ethics for Quasar Distributors, LLC.

(p)(5)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated as of November 13, 2008.